UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.20

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

June 12, 2020

This report provides management’s discussion of fund performance for AB High Income Fund for the semi-annual reporting period ended April 30, 2020.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF APRIL 30, 2020 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	-14.00%	-11.23%

Class C Shares	-14.39%	-11.90%

Advisor Class Shares[1]	-13.87%	-10.99%

Class R Shares[1]	-14.18%	-11.60%

Class K Shares[1]	-14.03%	-11.30%

Class I Shares[1]	-13.87%	-10.98%

Class Z Shares[1]	-13.85%	-10.93%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	-8.45%	-6.09%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	-9.08%	-4.22%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2020.

During the six-month period, all share classes underperformed the primary benchmark, before sales charges. Industry allocation was the primary detractor, relative to the benchmark, due to exposures in commercial mortgage-backed securities (“CMBS”), high-yield credit default swaps and

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collateralized mortgage obligations, which were partially offset by gains in US Treasuries and sovereign bonds. Security selection in the consumer-cyclical autos, energy and services sectors also detracted. Country positioning contributed because of off-benchmark exposures to Brazil, Russia and Indonesia. Yield-curve positioning and currency decisions did not have a meaningful impact on performance.

During the 12-month period, all share classes underperformed the primary benchmark, before sales charges. Industry allocation was the primary detractor because of exposures in high-yield credit default swaps and CMBS, which more than offset gains in US Treasuries and sovereign bonds. Security selection in the consumer-cyclical autos and services sectors also detracted. Country positioning contributed due to off-benchmark exposures to Indonesia, Russia and Mexico. Yield-curve positioning and currency decisions did not have a meaningful impact on performance.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single-name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the six-month period ended April 30, 2020. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative in March due to the spread of COVID-19. The US Federal Reserve (the “Fed”) initiated several measures during the period to provide liquidity in short-term repurchase agreements and US Treasuries. Investor uncertainty led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis. Markets began to recover in April as governments and central banks initiated over $9 trillion of monetary and fiscal stimulus measures to combat the economic fallout from the virus and governments began to relax social distancing and stay-at-home guidelines.

The Fed lowered interest rates 150 basis points to zero, and most other major central banks followed suit with substantial rate cuts. Longer maturity and higher quality developed-market treasury returns were the best performers, along with investment-grade US corporate bonds that rallied in April on the back of record new issuance. High-yield corporate bond returns were negative as investors retreated from risk assets. Securitized asset results were mixed. Emerging-market returns fell as sharply

abfunds.com	AB HIGH INCOME FUND | 3

lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against most developed- and emerging-market currencies. The Swiss franc and the yen, which are also considered safe haven currencies, advanced against the US dollar.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments—i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings—and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, structured securities, variable, floating, and inverse floating- rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other

(continued on next page)

4 | AB HIGH INCOME FUND	abfunds.com

things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

abfunds.com	AB HIGH INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value

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DISCLOSURES AND RISKS (continued)

of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some

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DISCLOSURES AND RISKS (continued)

of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB HIGH INCOME FUND | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			7.95%

1 Year	-11.23%	-14.97%

5 Years	0.89%	0.02%

10 Years	4.39%	3.94%

CLASS C SHARES			7.46%

1 Year	-11.90%	-12.73%

5 Years	0.06%	0.06%

10 Years	3.57%	3.57%

ADVISOR CLASS SHARES[2]			8.47%

1 Year	-10.99%	-10.99%

5 Years	1.15%	1.15%

10 Years	4.68%	4.68%

CLASS R SHARES[2]			7.81%

1 Year	-11.60%	-11.60%

5 Years	0.49%	0.49%

10 Years	4.04%	4.04%

CLASS K SHARES[2]			8.11%

1 Year	-11.30%	-11.30%

5 Years	0.82%	0.82%

10 Years	4.39%	4.39%

CLASS I SHARES[2]			8.43%

1 Year	-10.98%	-10.98%

5 Years	1.16%	1.16%

10 Years	4.72%	4.72%

CLASS Z SHARES[2]			8.53%

1 Year	-10.93%	-10.93%

5 Years	1.20%	1.20%

Since Inception[3]	2.23%	2.23%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.88%, 1.62%, 0.63%, 1.28%, 0.94%, 0.60% and 0.54% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2020.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-16.48%

5 Years	-0.43%

10 Years	3.88%

CLASS C SHARES

1 Year	-14.36%

5 Years	-0.39%

10 Years	3.49%

ADVISOR CLASS SHARES[1]

1 Year	-12.67%

5 Years	0.67%

10 Years	4.61%

CLASS R SHARES[1]

1 Year	-13.27%

5 Years	0.02%

10 Years	3.96%

CLASS K SHARES[1]

1 Year	-12.83%

5 Years	0.40%

10 Years	4.32%

CLASS I SHARES[1]

1 Year	-12.52%

5 Years	0.74%

10 Years	4.66%

CLASS Z SHARES[1]

1 Year	-12.47%

5 Years	0.78%

Since Inception[2]	1.77%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Inception date: 10/15/2013.

abfunds.com	AB HIGH INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 11/1/2019	Ending Account Value 4/30/2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$860.00	$4.07	0.88%	$4.12	0.89%
Hypothetical**	$1,000	$1,020.49	$4.42	0.88%	$4.47	0.89%
Class C
Actual	$1,000	$856.10	$7.48	1.62%	$7.52	1.63%
Hypothetical**	$1,000	$1,016.81	$8.12	1.62%	$8.17	1.63%
Advisor Class
Actual	$1,000	$861.30	$2.92	0.63%	$2.92	0.63%
Hypothetical**	$1,000	$1,021.73	$3.17	0.63%	$3.17	0.63%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 11/1/2019	Ending Account Value 4/30/2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class R
Actual	$1,000	$858.20	$6.01	1.30%	$6.01	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%	$6.52	1.30%
Class K
Actual	$1,000	$859.70	$4.35	0.94%	$4.35	0.94%
Hypothetical**	$1,000	$1,020.19	$4.72	0.94%	$4.72	0.94%
Class I
Actual	$1,000	$861.30	$2.87	0.62%	$2.87	0.62%
Hypothetical**	$1,000	$1,021.78	$3.12	0.62%	$3.12	0.62%
Class Z
Actual	$1,000	$861.50	$2.59	0.56%	$2.64	0.57%
Hypothetical**	$1,000	$1,022.08	$2.82	0.56%	$2.87	0.57%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,436.0

1

All data are as of April 30, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.8% or less in the following security types: Governments–Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Preferred Stocks, Rights, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

April 30, 2020 (unaudited)

1

All data are as of April 30, 2020. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following: Angola, Argentina, Australia, Bahamas, Bahrain, Bermuda, Cameroon, Chile, China, Costa Rica, Denmark, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Guatemala, Honduras, Hong Kong, India, Indonesia, Iraq, Ireland, Israel, Ivory Coast, Jamaica, Kenya, Lebanon, Macau, Mongolia, Namibia, Nigeria, Norway, Oman, Pakistan, Peru, Senegal, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

abfunds.com	AB HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS

April 30, 2020 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 33.7%
Industrial – 27.1%
Basic – 3.4%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	759	$750,279
Arconic Corp. 6.00%, 05/15/2025(a)		3,466	3,492,693
6.125%, 02/15/2028(a)		1,749	1,657,819
CF Industries, Inc. 4.95%, 06/01/2043		2,746	2,804,274
5.375%, 03/15/2044		2,873	2,973,806
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026(a)		532	464,279
9.875%, 10/17/2025(a)		5,882	5,793,683
Commercial Metals Co. 4.875%, 05/15/2023		3,249	3,265,743
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		1,285	1,321,199
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		10,719	11,439,267
ERP Iron Ore, LLC 9.039%, 12/31/2020(b)(c)(d)(e)(f)(g)		1,900	1,616,592
Flex Acquisition Co., Inc. 7.875%, 07/15/2026(a)		6,808	6,589,529
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(a)		5,475	5,340,728
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		2,033	1,878,041
5.45%, 03/15/2043		13,355	12,250,603
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		4,956	4,897,638
Hecla Mining Co. 7.25%, 02/15/2028		6,570	6,486,846
Joseph T Ryerson & Son, Inc. 11.00%, 05/15/2022(a)		12,855	12,501,275
Kaiser Aluminum Corp. 6.50%, 05/01/2025(a)		1,282	1,304,754
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(a)	EUR	5,940	5,858,414
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(e)(f)(h)	U.S.$	16,121	– 0	–
Novelis Corp. 5.875%, 09/30/2026(a)		4,196	4,083,117

16 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OCI NV 5.00%, 04/15/2023(a)	EUR	9,800	$10,723,188
6.625%, 04/15/2023(a)	U.S.$	842	849,019
Olin Corp. 5.625%, 08/01/2029		5,624	5,086,205
Peabody Energy Corp. 6.00%, 03/31/2022(a)		1,028	782,586
Polyone Corp. 5.75%, 05/15/2025(a)		1,878	1,901,061
Sealed Air Corp. 6.875%, 07/15/2033(a)		14,474	15,794,208
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/2025		1,073	1,275,826
SPCM SA 4.875%, 09/15/2025(a)		3,290	3,343,475
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/2026(a)	EUR	3,669	3,781,584
8.00%, 10/01/2026(a)	U.S.$	2,825	2,646,360
Valvoline, Inc. 4.25%, 02/15/2030(a)		8,847	8,607,048

			151,561,139

Capital Goods – 2.2%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(g)	EUR	5,094	5,034,975
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(g)	U.S.$	5,642	5,288,368
Bombardier, Inc. 6.125%, 01/15/2023(a)		1,220	870,870
7.50%, 12/01/2024-03/15/2025(a)		11,779	7,626,311
7.875%, 04/15/2027(a)		7,148	4,708,539
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		135	139,553
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		3,893	3,206,686
Colfax Corp. 6.375%, 02/15/2026(a)		1,170	1,209,289
EnerSys 4.375%, 12/15/2027(a)		5,050	4,889,309
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	3,860,608
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		6,532	5,944,839
GFL Environmental, Inc. 7.00%, 06/01/2026(a)		2,024	2,130,540
8.50%, 05/01/2027(a)		2,685	2,927,812

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Granite US Holdings Corp. 11.00%, 10/01/2027(a)	U.S.$	2,757	$2,346,284
Griffon Corp. 5.75%, 03/01/2028		9,055	8,673,028
Harsco Corp. 5.75%, 07/31/2027(a)		4,528	4,296,627
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		1,036	932,280
Liberty Tire Recycling LLC 9.50%, 01/15/2023(b)(c)(h)		1,009	1,008,921
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		4,836	4,463,754
7.25%, 04/15/2025(a)		863	674,319
Moog, Inc. 4.25%, 12/15/2027(a)		2,014	1,895,422
Signature Aviation US Holdings, Inc. 5.375%, 05/01/2026(a)		510	470,680
Terex Corp. 5.625%, 02/01/2025(a)		1,411	1,282,812
TransDigm, Inc. 6.25%, 03/15/2026(a)		2,685	2,638,835
6.50%, 07/15/2024		8,885	8,215,472
8.00%, 12/15/2025(a)		3,335	3,470,056
Triumph Group, Inc. 6.25%, 09/15/2024(a)		721	583,063
7.75%, 08/15/2025		8,171	5,299,005
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	141,725
8.50%, 08/15/2027(a)	U.S.$	3,683	3,848,602

			98,078,584

Communications - Media – 3.2%
Altice Financing SA 7.50%, 05/15/2026(a)		15,748	16,387,349
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	815	844,233
5.375%, 03/01/2025(a)	U.S.$	2,260	2,102,172
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 02/15/2026(a)		135	140,760
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		4,940	4,646,361
CSC Holdings LLC 5.375%, 02/01/2028(a)		8,139	8,441,645
7.50%, 04/01/2028(a)		4,326	4,760,983
10.875%, 10/15/2025(a)		1,233	1,333,073

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)	U.S.$	8,073	$6,137,480
6.625%, 08/15/2027(a)(i)		2,404	1,318,728
DISH DBS Corp. 5.00%, 03/15/2023		1,148	1,094,467
5.875%, 11/15/2024		1,199	1,154,652
6.75%, 06/01/2021		1,332	1,334,221
7.75%, 07/01/2026		335	329,975
DISH Network Corp. 3.375%, 08/15/2026(j)		1,076	874,447
Gray Television, Inc. 5.125%, 10/15/2024(a)		5,585	5,510,587
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		1,555	1,422,825
6.375%, 05/01/2026		758	718,777
8.375%, 05/01/2027		1,375	1,140,840
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		7,715	8,016,300
Liberty Interactive LLC 3.75%, 02/15/2030(j)		2,219	1,464,030
Meredith Corp. 6.875%, 02/01/2026		13,214	11,311,084
National CineMedia LLC 5.875%, 04/15/2028(a)		3,387	2,438,827
Netflix, Inc. 4.875%, 04/15/2028		4,731	5,038,179
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		3,403	3,138,980
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 02/15/2025(a)		5,966	5,939,652
6.875%, 02/15/2023(a)		3,250	3,217,588
Scripps Escrow, Inc. 5.875%, 07/15/2027(a)		3,449	2,936,862
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		4,371	3,627,577
Sirius XM Radio, Inc. 5.00%, 08/01/2027(a)		1,774	1,818,813
5.50%, 07/01/2029(a)		110	116,075
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	7,605	7,393,117
TEGNA, Inc. 5.00%, 09/15/2029(a)	U.S.$	4,970	4,429,757
5.50%, 09/15/2024(a)		719	728,126
Univision Communications, Inc. 5.125%, 05/15/2023-02/15/2025(a)		3,135	2,903,568
9.50%, 05/01/2025(a)		679	691,498

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UPC Holding BV 5.50%, 01/15/2028(a)	U.S.$	8,714	$8,439,983
Virgin Media Finance PLC 5.75%, 01/15/2025(a)		2,690	2,734,706
Virgin Media Receivables Financing Notes I DAC 5.50%, 09/15/2024(a)	GBP	445	559,947
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)	U.S.$	985	968,378
Ziggo BV 4.875%, 01/15/2030(a)		811	810,049
5.50%, 01/15/2027(a)		3,042	3,089,377

			141,506,048

Communications - Telecommunications – 2.0%
Altice France SA/France 7.375%, 05/01/2026(a)		8,463	8,812,001
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		10,681	10,490,712
CenturyLink, Inc. Series Y 7.50%, 04/01/2024		2,262	2,453,600
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		8,020	7,771,139
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	3,874	4,198,409
9.375%, 06/17/2023(a)	U.S.$	3,093	3,105,648
Intelsat Jackson Holdings SA 5.50%, 08/01/2023		7,915	4,275,366
9.75%, 07/15/2025(a)		1,446	830,936
Intrado Corp. 8.50%, 10/15/2025(a)		2,520	1,759,719
Level 3 Financing, Inc. 5.25%, 03/15/2026		5,865	6,030,789
Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(a)		3,246	3,102,236
Sprint Capital Corp. 8.75%, 03/15/2032		1,344	1,888,885
Sprint Corp. 7.625%, 02/15/2025-03/01/2026		1,454	1,676,658
7.875%, 09/15/2023		1,622	1,822,089
T-Mobile USA, Inc. 6.00%, 03/01/2023		2,547	2,573,937
Telecom Italia Capital SA 7.20%, 07/18/2036		7,380	8,362,095
7.721%, 06/04/2038		4,995	5,803,932

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)	U.S.$	2,712	$2,633,377
6.125%, 03/01/2028(a)		11,510	10,845,607

			88,437,135

Consumer Cyclical - Automotive – 1.9%
Adient US LLC 9.00%, 04/15/2025(a)		4,526	4,719,567
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		913	885,040
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025		2,033	1,549,452
Cooper-Standard Automotive, Inc. 5.625%, 11/15/2026(a)		5,474	3,677,919
Dana Financing Luxembourg SARL 5.75%, 04/15/2025(a)		656	591,635
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		3,633	2,552,118
Exide Technologies (Exchange Priority) 11.00% (3.00% Cash and 8.00% PIK), 10/31/2024(b)(c)(g)(h)		22,539	6,761,605
(First Lien) 11.00% (3.00% Cash and 8.00% PIK), 10/31/2024(b)(c)(g)(h)		7,590	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		10,431	10,421,048
9.00%, 04/22/2025		2,901	2,824,251
Ford Motor Credit Co. LLC 1.744%, 07/19/2024	EUR	1,492	1,374,193
3.021%, 03/06/2024		1,174	1,140,382
3.096%, 05/04/2023	U.S.$	607	536,466
3.219%, 01/09/2022		2,212	2,068,220
4.063%, 11/01/2024		1,190	1,042,612
4.14%, 02/15/2023		200	184,448
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(a)	EUR	4,777	3,481,765
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(g)		1,336	1,309,567
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(g)		1,742	1,703,093
Meritor, Inc. 6.25%, 02/15/2024	U.S.$	3,393	3,335,597
Navistar International Corp. 9.50%, 05/01/2025(a)		7,060	7,407,679

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 05/15/2026(a)	U.S.$	201	$202,131
8.50%, 05/15/2027(a)		10,313	8,736,274
Tenneco, Inc. 5.00%, 07/15/2024(a)	EUR	1,600	1,264,275
5.00%, 07/15/2026(i)	U.S.$	4,571	2,090,775
Titan International, Inc. 6.50%, 11/30/2023		5,307	2,456,223
Truck Hero, Inc. 8.50%, 04/21/2024(a)		6,633	5,503,456
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		7,455	6,940,942

			84,760,733

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment Holdings, Inc. 5.75%, 06/15/2025		1,036	234,905
5.875%, 11/15/2026		6,227	1,387,559
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		9,812	9,812,000
Mattel, Inc. 5.875%, 12/15/2027(a)		815	798,598
6.75%, 12/31/2025(a)		634	643,791
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,914	4,900,158
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		1,901	1,981,193
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		1,447	1,494,027
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		1,856	1,247,480
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,018	801,925

			23,301,636

Consumer Cyclical - Other – 2.7%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		4,216	3,878,971
Beazer Homes USA, Inc. 5.875%, 10/15/2027		4,131	3,196,594
6.75%, 03/15/2025		6,147	5,323,995
Boyd Gaming Corp. 4.75%, 12/01/2027(a)		2,105	1,801,602

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)	U.S.$	5,889	$4,855,690
6.25%, 09/15/2027(a)		5,295	4,871,400
Caesars Entertainment Corp. 5.00%, 10/01/2024(j)		333	469,589
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		8,001	7,734,670
Forestar Group, Inc. 5.00%, 03/01/2028(a)		2,032	1,776,975
8.00%, 04/15/2024(a)		3,410	3,361,741
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		135	128,675
5.375%, 05/01/2025(a)		1,173	1,172,033
5.75%, 05/01/2028(a)		1,263	1,271,650
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		1,588	1,523,246
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		2,531	1,638,560
KB Home 7.00%, 12/15/2021		6,936	7,176,051
7.50%, 09/15/2022		2,741	2,930,836
Lennar Corp. 6.625%, 05/01/2020		5,393	5,393,000
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 09/15/2026		4,047	3,862,466
Mattamy Group Corp. 4.625%, 03/01/2030(a)		6,691	5,969,227
5.25%, 12/15/2027(a)		2,540	2,382,271
MGM Resorts International 5.50%, 04/15/2027		2,551	2,342,174
Scientific Games International, Inc. 5.00%, 10/15/2025(a)		2,666	2,326,750
7.00%, 05/15/2028(a)		892	643,454
7.25%, 11/15/2029(a)		893	638,633
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		2,787	2,405,932
6.125%, 04/01/2025(a)		4,481	4,247,613
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		5,555	5,743,929

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)	U.S.$	8,781	$7,475,356
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		2,782	2,521,624
5.875%, 06/15/2027(a)		3,493	3,211,870
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 04/15/2023(a)		4,950	4,776,750
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(a)		3,793	2,983,180
Wyndham Destinations, Inc. 4.625%, 03/01/2030(a)		4,506	3,828,532
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(a)		135	124,248
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		2,020	1,792,955
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		3,075	2,888,908
7.75%, 04/15/2025(a)		2,111	2,160,719

			120,831,869

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 4.375%, 01/15/2028(a)		2,800	2,716,668
5.75%, 04/15/2025(a)		2,614	2,754,527
Golden Nugget, Inc. 6.75%, 10/15/2024(a)		4,858	3,829,129
IRB Holding Corp. 6.75%, 02/15/2026(a)		3,291	2,743,357
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		2,006	2,190,240

			14,233,921

Consumer Cyclical - Retailers – 1.1%
Asbury Automotive Group, Inc. 4.50%, 03/01/2028(a)		972	815,277
4.75%, 03/01/2030(a)		601	502,958
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(a)		640	651,005
L Brands, Inc. 5.25%, 02/01/2028		531	381,359
6.75%, 07/01/2036		1,479	1,079,670
6.875%, 11/01/2035		11,459	8,488,834
7.50%, 06/15/2029		492	362,846

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Murphy Oil USA, Inc. 5.625%, 05/01/2027	U.S.$	503	$521,280
Penske Automotive Group, Inc. 5.50%, 05/15/2026		845	783,634
5.75%, 10/01/2022		456	441,153
PetSmart, Inc. 7.125%, 03/15/2023(a)		12,712	12,169,413
Rite Aid Corp. 7.50%, 07/01/2025(a)		5,916	5,824,773
Sonic Automotive, Inc. 6.125%, 03/15/2027		5,939	5,176,575
Staples, Inc. 7.50%, 04/15/2026(a)		4,413	3,451,458
10.75%, 04/15/2027(a)		6,383	3,574,248
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		1,780	1,713,349

			45,937,832

Consumer Non-Cyclical – 3.2%
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023(a)		2,655	2,465,008
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,319,981
4.875%, 02/15/2030(a)		2,263	2,295,767
5.75%, 03/15/2025		2,004	2,061,487
6.625%, 06/15/2024		6,611	6,802,822
Avantor, Inc. 9.00%, 10/01/2025(a)		2,760	2,996,593
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		3,828	4,218,051
Bausch Health Cos., Inc. 5.50%, 11/01/2025(a)		135	140,252
6.125%, 04/15/2025(a)		2,422	2,452,200
7.25%, 05/30/2029(a)		1,211	1,294,446
9.00%, 12/15/2025(a)		1,937	2,114,004
Catalent Pharma Solutions, Inc. 4.875%, 01/15/2026(a)		3,111	3,172,979
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		5,121	4,812,736
6.625%, 02/15/2025(a)		3,740	3,462,642
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 07/15/2023-02/01/2025(a)		9,796	7,188,190
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		13,296	4,455,285
Hadrian Merger Sub, Inc. 8.50%, 05/01/2026(a)		3,233	2,812,604

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 3.25%, 03/15/2025(a)	EUR	5,672	$6,268,112
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023(a)	U.S.$	1,548	1,344,136
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)		2,552	653,100
MEDNAX, Inc. 5.25%, 12/01/2023(a)		315	297,620
6.25%, 01/15/2027(a)		589	533,113
MPH Acquisition Holdings LLC 7.125%, 06/01/2024(a)		5,861	5,226,068
Post Holdings, Inc. 4.625%, 04/15/2030(a)		6,624	6,501,230
5.50%, 12/15/2029(a)		4,151	4,183,707
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6,950	6,619,523
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		15,964	17,072,170
Spectrum Brands, Inc. 4.00%, 10/01/2026(a)	EUR	3,459	3,527,026
5.75%, 07/15/2025	U.S.$	598	596,188
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	5,784	6,163,449
Synlab Unsecured Bondco PLC 8.25%, 07/01/2023(a)		3,869	4,162,255
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)	U.S.$	295	291,458
5.125%, 05/01/2025		693	650,899
6.75%, 06/15/2023		4,155	4,148,760
7.00%, 08/01/2025		766	717,079
7.50%, 04/01/2025(a)		3,623	3,894,519
US Renal Care, Inc. 10.625%, 07/15/2027(a)		4,233	4,191,225
Vizient, Inc. 6.25%, 05/15/2027(a)		1,274	1,337,406
West Street Merger Sub, Inc. 6.375%, 09/01/2025(a)		9,034	8,466,548

			142,910,638

Energy – 3.0%
AI Candelaria Spain SLU 7.50%, 12/15/2028(a)		6,658	6,067,103
Antero Resources Corp. 5.125%, 12/01/2022		1,413	987,158
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		736	339,785

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Callon Petroleum, Co. 6.25%, 04/15/2023	U.S.$	3,636	$747,951
8.25%, 07/15/2025		253	44,734
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020(j)(k)		14,659	2,198,822
Cheniere Energy Partners LP 4.50%, 10/01/2029(a)		2,089	1,928,226
CITGO Petroleum Corp. 6.25%, 08/15/2022(a)		3,482	3,315,318
Comstock Resources Inc. 7.50%, 05/15/2025(a)		2,892	2,408,037
Denbury Resources, Inc. 7.75%, 02/15/2024(a)		4,811	846,895
9.25%, 03/31/2022(a)		2,013	365,045
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(e)(l)		8,521	888,448
5.75%, 10/15/2039(e)(l)		3,966	419,512
7.875%, 08/15/2025(e)(l)		4,441	463,402
EnLink Midstream Partners LP 4.40%, 04/01/2024		333	209,205
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 09/01/2022(d)(e)(l)		8,958	3,539
8.00%, 11/29/2024(a)(e)(l)		6,995	94,966
9.388%, 05/01/2024(a)(e)(l)		5,019	13,042
EQT Corp. 3.90%, 10/01/2027		6,480	5,447,575
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		2,898	2,419,052
7.75%, 02/01/2028		4,524	3,857,993
Global Partners LP/GLP Finance Corp. 7.00%, 08/01/2027		2,652	2,133,102
Gulfport Energy Corp. 6.00%, 10/15/2024		2,096	1,042,310
6.375%, 01/15/2026		9,247	4,252,675
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		5,376	4,998,418
HighPoint Operating Corp. 7.00%, 10/15/2022		1,645	486,998
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(a)		5,626	3,107,065
Indigo Natural Resources LLC 6.875%, 02/15/2026(a)		7,610	7,067,225
Ithaca Energy North Sea PLC 9.375%, 07/15/2024(a)		3,759	2,269,918

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries Ltd. 7.25%, 01/15/2026(a)	U.S.$	2,551	$960,787
7.50%, 01/15/2028(a)		2,586	1,032,783
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		6,858	4,646,284
Noble Holding International Ltd. 6.20%, 08/01/2040		1,090	5,950
7.75%, 01/15/2024		1,270	53,387
7.95%, 04/01/2025		2,289	10,374
Occidental Petroleum Corp. 2.70%, 08/15/2022-02/15/2023		12,229	10,543,111
2.90%, 08/15/2024		1,755	1,316,315
3.40%, 04/15/2026		421	301,804
3.50%, 06/15/2025		2,366	1,705,503
Parkland Fuel Corp. 6.00%, 04/01/2026(a)		3,646	3,534,359
PDC Energy, Inc. 5.75%, 05/15/2026		3,847	2,972,148
6.125%, 09/15/2024		7,221	5,718,498
QEP Resources, Inc. 5.25%, 05/01/2023		4,435	1,485,725
Range Resources Corp. 5.00%, 03/15/2023		271	242,135
5.875%, 07/01/2022		275	244,479
SandRidge Energy, Inc. 7.50%, 02/15/2023(b)(c)(d)(e)		1,970	– 0	–
8.125%, 10/15/2022(b)(c)(d)(e)		15,534	– 0	–
SM Energy Co. 5.00%, 01/15/2024		3,387	1,104,636
5.625%, 06/01/2025		2,653	754,623
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		6,830	6,556,800
5.875%, 03/15/2028		2,917	2,777,163
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		2,275	2,033,003
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		1,918	1,491,923
Transocean, Inc. 6.80%, 03/15/2038		5,337	1,129,616
7.25%, 11/01/2025(a)		2,072	785,469
7.50%, 01/15/2026(a)		4,613	1,743,390
Vantage Drilling International 7.125%, 04/01/2023(b)(c)(d)(e)		8,325	– 0	–
7.50%, 11/08/2020(b)(c)(d)(e)(f)		8,860	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(a)		13,924	7,368,531

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Midstream Operating LP 3.10%, 02/01/2025	U.S.$	2,891	$2,636,109
3.95%, 06/01/2025		1,219	1,083,120
4.00%, 07/01/2022		1,397	1,361,812
4.05%, 02/01/2030		2,516	2,295,833
4.50%, 03/01/2028		3,438	3,025,304
4.75%, 08/15/2028		1,563	1,375,431
5.45%, 04/01/2044		916	685,874
Whiting Petroleum Corp. 6.25%, 04/01/2023(e)(l)		545	55,710
6.625%, 01/15/2026(e)(l)		2,582	259,069

			131,720,577

Other Industrial – 0.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		4,917	4,688,743
IAA, Inc. 5.50%, 06/15/2027(a)		1,742	1,740,475
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		1,257	1,076,916
Laureate Education, Inc. 8.25%, 05/01/2025(a)		3,401	3,473,833
Performance Food Group, Inc. 5.50%, 10/15/2027(a)		2,239	2,125,817

			13,105,784

Services – 1.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		1,699	1,757,189
9.75%, 07/15/2027(a)		11,333	11,634,516
Aptim Corp. 7.75%, 06/15/2025(a)		8,303	2,737,081
APX Group, Inc. 6.75%, 02/15/2027(a)		2,368	2,036,515
7.875%, 12/01/2022		4,135	3,936,100
Aramark Services, Inc. 5.00%, 02/01/2028(a)		696	676,640
6.375%, 05/01/2025(a)		4,892	5,087,340
Carlson Travel, Inc. 6.75%, 12/15/2023(a)		3,434	2,236,003
Carriage Services, Inc. 6.625%, 06/01/2026(a)		2,900	2,885,521
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	3,335	2,485,328
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	8,008	7,999,205

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Korn Ferry 4.625%, 12/15/2027(a)	U.S.$	3,154	$2,963,183
Monitronics International, Inc. 0.00%, 04/01/2021(b)(c)(d)(e)(f)		6,914	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		135	132,521
6.25%, 01/15/2028(a)		8,518	7,632,646
Refinitiv US Holdings, Inc. 8.25%, 11/15/2026(a)		5,186	5,754,536
Sabre GLBL, Inc. 5.375%, 04/15/2023(a)		2,044	1,903,663
9.25%, 04/15/2025(a)		2,673	2,822,487
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		6,843	7,127,683

			71,808,157

Technology – 1.1%
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		13,822	12,401,508
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		3,505	3,519,249
CommScope, Inc. 5.50%, 03/01/2024(a)		3,688	3,688,036
6.00%, 03/01/2026(a)		1,846	1,849,871
8.25%, 03/01/2027(a)		2,130	2,043,395
Infor US, Inc. 6.50%, 05/15/2022		5,356	5,361,220
NCR Corp. 5.75%, 09/01/2027(a)		1,558	1,561,208
6.125%, 09/01/2029(a)		1,207	1,205,001
8.125%, 04/15/2025(a)		1,684	1,785,514
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		515	505,890
8.25%, 02/01/2028(a)		819	805,404
Science Applications International Corp. 4.875%, 04/01/2028(a)		493	484,075
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		5,758	5,728,522
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 02/01/2023(a)		4,891	4,758,303
10.50%, 02/01/2024(a)(i)		2,933	2,617,824

			48,315,020

Transportation - Services – 0.6%
Algeco Global Finance PLC 8.00%, 02/15/2023(a)		10,171	8,972,335

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 03/15/2025(a)	U.S.$	1,519	$906,206
5.75%, 07/15/2027(a)		1,477	858,478
Herc Holdings, Inc. 5.50%, 07/15/2027(a)		4,789	4,539,304
Hertz Corp. (The) 5.50%, 10/15/2024(a)		8,232	1,716,848
6.00%, 01/15/2028(a)		933	161,775
7.125%, 08/01/2026(a)		410	88,621
United Rentals North America, Inc. 6.50%, 12/15/2026		135	140,157
XPO Logistics, Inc. 6.75%, 08/15/2024(a)		7,875	8,120,362

			25,504,086

			1,202,013,159

Financial Institutions – 5.9%
Banking – 2.2%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		4,820	3,581,591
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022(a)(m)	EUR	10,200	10,527,126
Series 9 6.50%, 03/05/2025(m)	U.S.$	14,000	12,716,777
Banco Santander SA 6.75%, 04/25/2022(a)(m)	EUR	8,100	8,799,422
Credit Suisse Group AG 6.25%, 12/18/2024(a)(m)	U.S.$	7,786	7,993,461
6.375%, 08/21/2026(a)(m)		8,766	8,638,096
7.50%, 07/17/2023(a)(m)		8,027	8,027,401
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	1,036,698
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,232,006
5.71%, 01/15/2026(a)		860	868,455
Societe Generale SA 8.00%, 09/29/2025(a)(m)		9,258	9,445,292
8.00%, 09/29/2025(a)(i)(m)		10,149	10,353,007
UniCredit SpA 9.25%, 06/03/2022(a)(m)	EUR	11,605	12,799,292

			98,018,624

Brokerage – 0.4%
Lehman Brothers Holdings, Inc. 6.875%, 05/02/2018(d)(e)(f)	U.S.$	1,600	18,400
Series G 4.80%, 03/18/2021(d)(e)(f)		1,800	20,700

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LPL Holdings, Inc. 5.75%, 09/15/2025(a)	U.S.$	9,158	$9,047,516
NFP Corp. 6.875%, 07/15/2025(a)		747	714,919
8.00%, 07/15/2025(a)		5,501	5,240,110

			15,041,645

Finance – 0.9%
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		4,791	4,103,666
Compass Group Diversified Holdings LLC 8.00%, 05/01/2026(a)		3,834	4,025,990
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		9,139	7,369,541
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		8,322	7,413,179
goeasy Ltd. 5.375%, 12/01/2024(a)		4,377	3,913,319
ILFC E-Capital Trust II 3.57% (H15T 30 Year + 1.80%), 12/21/2065(a)(n)		1,500	747,256
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 06/03/2026(a)		3,034	2,752,145
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	1,573	1,466,314
SLM Corp. 5.125%, 04/05/2022	U.S.$	3,828	3,466,092
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(a)		6,227	4,685,075

			39,942,577

Insurance – 1.1%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		8,029	7,204,055
10.125%, 08/01/2026(a)		5,867	5,892,841
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		10,624	10,596,664
ASR Nederland NV 4.625%, 10/19/2027(a)(m)	EUR	5,755	5,865,906
Genworth Holdings, Inc. 7.625%, 09/24/2021	U.S.$	3,542	3,361,680
HUB International Ltd. 7.00%, 05/01/2026(a)		1,573	1,566,003
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a)(g)		16,380	13,738,092

			48,225,241

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.6%
Altice France Holding SA 10.50%, 05/15/2027(a)	U.S.$	11,389	$12,259,124
Intrum AB 2.75%, 07/15/2022(a)	EUR	2,024	1,936,518
3.00%, 09/15/2027(a)		3,250	2,626,581
3.50%, 07/15/2026(a)		3,363	2,805,570
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(a)	U.S.$	7,538	7,304,770

			26,932,563

REITS – 0.7%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)		5,461	4,367,198
Diversified Healthcare Trust 6.75%, 12/15/2021		4,500	4,306,276
GEO Group, Inc. (The) 6.00%, 04/15/2026		995	746,322
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		135	132,263
5.25%, 03/15/2028(a)		10,718	10,492,101
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027		4,572	4,632,280
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		10,358	7,241,857

			31,918,297

			260,078,947

Utility – 0.7%
Electric – 0.7%
Calpine Corp. 5.125%, 03/15/2028(a)		9,807	9,561,337
5.50%, 02/01/2024		2,750	2,751,682
NRG Energy, Inc. 6.625%, 01/15/2027		135	144,114
Talen Energy Supply LLC 6.50%, 06/01/2025		8,459	5,838,232
7.25%, 05/15/2027(a)		1,791	1,772,332
10.50%, 01/15/2026(a)		5,936	4,890,838
Texas Competitive/TCEH 11.50%, 10/01/2020(b)(c)(d)(e)		2,679	– 0	–

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Operations Co. LLC 5.625%, 02/15/2027(a)	U.S.$	7,170	$7,555,449

			32,513,984

Total Corporates – Non-Investment Grade (cost $1,747,392,064)			1,494,606,090

CORPORATES – INVESTMENT GRADE – 15.9%
Financial Institutions – 9.3%
Banking – 6.2%
Ally Financial, Inc. 8.00%, 11/01/2031		8,413	10,052,802
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		4,163	4,272,279
Bank of America Corp. Series AA 6.10%, 03/17/2025(m)		7,966	8,397,200
Series B 8.05%, 06/15/2027		11,735	13,969,680
Series X 6.25%, 09/05/2024(m)		521	541,957
Series Z 6.50%, 10/23/2024(m)		4,009	4,326,514
Barclays Bank PLC 6.86%, 06/15/2032(a)(m)		838	1,000,785
Barclays PLC 7.125%, 06/15/2025(m)	GBP	317	378,341
7.25%, 03/15/2023(a)(m)		3,808	4,731,684
BNP Paribas SA 6.75%, 03/14/2022(a)(m)	U.S.$	1,253	1,254,793
7.625%, 03/30/2021(a)(m)		1,591	1,619,351
Citigroup, Inc. 5.95%, 01/30/2023(m)		14,778	14,685,561
Series M 6.30%, 05/15/2024(m)		7,000	6,936,843
Series V 4.70%, 01/30/2025(m)		4,636	4,048,094
Credit Agricole SA 6.50%, 06/23/2021(a)(m)	EUR	3,556	3,898,170
8.125%, 12/23/2025(a)(m)	U.S.$	13,944	15,496,239
Danske Bank A/S Series E 5.875%, 04/06/2022(a)(m)	EUR	10,021	11,136,527

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025	U.S.$	2,884	$3,075,242
Series O 5.30%, 11/10/2026(m)		1,173	1,196,884
Series P 5.00%, 11/10/2022(m)		10,561	9,536,704
HSBC Holdings PLC 6.00%, 09/29/2023(a)(m)	EUR	4,603	5,220,463
Series E 4.75%, 07/04/2029(a)(m)		20,917	21,898,742
ING Groep NV 6.50%, 04/16/2025(m)	U.S.$	1,847	1,837,765
6.875%, 04/16/2022(a)(m)		1,142	1,142,592
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(m)		7,655	7,169,688
Series HH 4.60%, 02/01/2025(m)		5,305	4,774,904
Series V 4.753% (LIBOR 3 Month + 3.32%), 07/01/2020(m)(n)		2,638	2,319,857
Lloyds Banking Group PLC 3.00%, 01/11/2022		677	689,317
6.413%, 10/01/2035(a)(m)		3,709	3,889,555
6.657%, 05/21/2037(a)(m)		1,801	1,970,113
Nationwide Building Society 4.302%, 03/08/2029(a)		7,440	8,174,376
Nordea Bank Abp 6.625%, 03/26/2026(a)(m)		18,000	18,156,540
PNC Financial Services Group, Inc. (The) Series R 4.85%, 06/01/2023(m)		3,888	3,534,991
Regions Bank/Birmingham AL 6.45%, 06/26/2037		5,300	7,067,249
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(m)		21,538	22,053,506
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(m)(n)		6,400	5,573,833
Santander Holdings USA, Inc. 3.244%, 10/05/2026		3,493	3,363,957
4.40%, 07/13/2027		5,543	5,618,872
Skandinaviska Enskilda Banken AB 5.625%, 05/13/2022(a)(m)		200	198,410
Standard Chartered PLC 2.27% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(m)(n)		3,500	2,733,298

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 04/02/2022(a)(m)	U.S.$	8,455	$8,486,226
7.75%, 04/02/2023(a)(m)		1,988	2,014,920
State Street Corp. 2.901%, 03/30/2026(a)		583	619,408
3.152%, 03/30/2031(a)		812	888,187
UBS Group AG 7.00%, 02/19/2025(a)(m)		14,430	15,515,135

			275,467,554

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(m)		4,086	4,213,624

Finance – 0.1%
Synchrony Financial 4.25%, 08/15/2024		790	769,001
4.50%, 07/23/2025		2,143	2,097,096

			2,866,097

Insurance – 2.3%
Allstate Corp. (The) 6.50%, 05/15/2057		10,811	12,340,839
American International Group, Inc. 6.82%, 11/15/2037		1,938	2,613,055
Aon Corp. 8.205%, 01/01/2027		2,495	2,937,231
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(a)(i)	EUR	10,305	12,650,535
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		9,800	12,862,694
Centene Corp. 4.625%, 12/15/2029(a)	U.S.$	498	545,085
5.375%, 08/15/2026(a)		135	143,721
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		14,459	15,956,816
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	11,403,182
MetLife, Inc. 6.40%, 12/15/2036		1,679	1,862,352
10.75%, 08/01/2039		3,495	5,307,231
Nationwide Mutual Insurance Co. 3.031% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(n)		5,000	4,958,210
9.375%, 08/15/2039(a)		4,546	7,550,692
Prudential Financial, Inc. 5.20%, 03/15/2044		3,080	3,081,258

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.625%, 06/15/2043	U.S.$	9,892	$10,209,107
SCOR SE 3.00%, 06/08/2046(a)	EUR	200	235,186

			104,657,194

REITS – 0.6%
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	U.S.$	555	491,260
5.25%, 06/01/2025		783	769,254
5.375%, 04/15/2026		5,156	5,136,505
5.75%, 06/01/2028		431	424,572
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		2,646	2,629,920
5.00%, 10/15/2027		135	137,667
5.50%, 05/01/2024		1,696	1,710,788
Sabra Health Care LP 4.80%, 06/01/2024		3,800	3,692,255
Service Properties Trust 4.35%, 10/01/2024		5,535	4,643,996
4.75%, 10/01/2026		2,770	2,272,579
Spirit Realty LP 4.45%, 09/15/2026		1,180	1,160,946
Trust Fibra Uno 4.869%, 01/15/2030(a)		3,577	3,010,828

			26,080,570

			413,285,039

Industrial – 6.5%
Basic – 0.9%
Anglo American Capital PLC 4.875%, 05/14/2025(a)		1,287	1,357,870
5.375%, 04/01/2025(a)		3,738	4,018,130
ArcelorMittal SA 6.75%, 03/01/2041		4,782	4,900,187
7.00%, 10/15/2039		3,241	3,367,771
Braskem America Finance Co. 7.125%, 07/22/2041(a)		7,719	6,985,695
Braskem Netherlands Finance BV 4.50%, 01/10/2028-01/31/2030(a)		10,147	8,190,700
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)		1,464	1,557,992
Glencore Funding LLC 4.625%, 04/29/2024(a)		1,733	1,819,358
GUSAP III LP 4.25%, 01/21/2030(a)		1,700	1,547,000
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		1,525	1,445,891

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Suzano Austria GmbH 7.00%, 03/16/2047(a)	U.S.$	3,254	$3,298,742

			38,489,336

Capital Goods – 0.2%
Arconic, Inc. 5.90%, 02/01/2027		805	773,298
General Electric Co. Series D 5.00%, 01/21/2021(m)		12,108	9,916,100
Textron Financial Corp. 3.427% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(n)		125	77,500

			10,766,898

Communications - Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		864	957,071
4.908%, 07/23/2025		4,728	5,343,750
5.375%, 05/01/2047		2,993	3,615,974
Fox Corp. 3.05%, 04/07/2025		921	977,074
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		4,138	4,285,586
Omnicom Group, Inc. 4.20%, 06/01/2030		1,317	1,398,957
ViacomCBS, Inc. 4.75%, 05/15/2025		12,078	12,922,967

			29,501,379

Consumer Cyclical - Automotive – 0.4%
General Motors Co. 5.20%, 04/01/2045		2,490	1,975,081
6.25%, 10/02/2043		852	743,673
6.75%, 04/01/2046		7,041	6,426,796
General Motors Financial Co., Inc. 3.50%, 11/07/2024		915	842,395
3.70%, 05/09/2023		324	310,629
3.95%, 04/13/2024		1,733	1,642,881
4.15%, 06/19/2023		1,032	1,001,066
5.25%, 03/01/2026		141	135,710
Lear Corp. 3.50%, 05/30/2030		1,825	1,568,874
3.80%, 09/15/2027		2,222	2,060,894

			16,707,999

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 11.50%, 04/01/2023(a)	U.S.$	14,380	$15,021,366
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)		7,400	6,670,285

			21,691,651

Consumer Cyclical - Other – 1.1%
James Hardie International Finance DAC 4.75%, 01/15/2025(a)		2,497	2,456,807
5.00%, 01/15/2028(a)		2,181	2,066,971
Lennar Corp. 4.75%, 11/29/2027		135	139,212
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,583	1,654,961
MDC Holdings, Inc. 6.00%, 01/15/2043		11,963	11,606,249
PulteGroup, Inc. 6.00%, 02/15/2035		932	986,992
6.375%, 05/15/2033		2,695	2,887,372
7.875%, 06/15/2032		10,968	12,658,551
Standard Industries, Inc./NJ 4.75%, 01/15/2028(a)		79	77,910
6.00%, 10/15/2025(a)		3,709	3,826,634
Toll Brothers Finance Corp. 4.875%, 03/15/2027		8,180	8,284,643

			46,646,302

Consumer Cyclical - Retailers – 0.1%
Nordstrom, Inc. 8.75%, 05/15/2025(a)		1,156	1,234,997
TJX Cos., Inc. (The) 3.50%, 04/15/2025		3,013	3,249,909

			4,484,906

Consumer Non-Cyclical – 0.2%
BAT Capital Corp. 4.70%, 04/02/2027		3,536	3,898,762
CVS Health Corp. 3.625%, 04/01/2027		2,674	2,923,407
Sysco Corp. 5.65%, 04/01/2025		872	977,807
5.95%, 04/01/2030		521	614,107

			8,414,083

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.1%
Apache Corp. 5.35%, 07/01/2049	U.S.$	8,048	$5,667,107
Cenovus Energy, Inc. 6.75%, 11/15/2039		373	265,017
Energy Transfer Operating LP 4.75%, 01/15/2026		3,012	2,981,193
7.60%, 02/01/2024		3,200	3,429,615
Kinder Morgan, Inc./DE Series G 7.75%, 01/15/2032		2,969	3,839,680
7.80%, 08/01/2031		2,662	3,344,548
Marathon Petroleum Corp. 4.50%, 05/01/2023		4,442	4,450,009
4.70%, 05/01/2025		3,601	3,626,453
ONEOK, Inc. 2.20%, 09/15/2025		1,926	1,668,620
2.75%, 09/01/2024		7,007	6,333,867
Parsley Energy LLC/Parsley Finance Corp. 5.625%, 10/15/2027(a)		1,983	1,701,514
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/2024		1,161	1,093,171
4.50%, 12/15/2026		1,629	1,500,131
4.65%, 10/15/2025		3,590	3,393,645
Southern Star Central Corp. 5.125%, 07/15/2022(a)		2,100	2,001,853
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026		220	206,125
TransCanada PipeLines Ltd. 3.902% (LIBOR 3 Month + 2.21%), 05/15/2067(n)		2,500	1,745,473

			47,248,021

Other Industrial – 0.0%
Alfa SAB de CV 6.875%, 03/25/2044(a)		599	595,406

Services – 0.2%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		4,267	4,360,876
7.00%, 05/01/2025(a)		6,127	6,259,596

			10,620,472

Technology – 0.8%
Baidu, Inc. 3.075%, 04/07/2025		801	821,651
3.425%, 04/07/2030		225	236,152

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom, Inc. 4.70%, 04/15/2025(a)	U.S.$	3,849	$4,242,304
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		7,586	8,223,769
8.35%, 07/15/2046(a)		2,793	3,488,980
Seagate HDD Cayman 4.75%, 01/01/2025		4,736	4,894,636
4.875%, 06/01/2027		9,443	9,820,239
Western Digital Corp. 4.75%, 02/15/2026		4,209	4,298,880

			36,026,611

Transportation - Airlines – 0.3%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		7,441	7,638,822
Southwest Airlines Co. 4.75%, 05/04/2023		3,666	3,639,692
5.25%, 05/04/2025		4,180	4,162,429

			15,440,943

Transportation - Services – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(a)		375	336,445
DP World PLC 5.625%, 09/25/2048(a)		1,098	1,050,306

			1,386,751

			288,020,758

Utility – 0.1%
Electric – 0.1%
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		2,898	3,085,777

Total Corporates – Investment Grade (cost $697,281,277)			704,391,574

EMERGING MARKETS – SOVEREIGNS – 10.3%
Angola – 0.4%
Angolan Government International Bond 8.00%, 11/26/2029(a)		13,030	5,602,900
8.25%, 05/09/2028(a)		4,200	1,806,000
9.125%, 11/26/2049(a)		1,286	549,363
9.375%, 05/08/2048(a)		298	127,302
9.50%, 11/12/2025(a)		16,192	7,650,720

			15,736,285

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Argentina – 0.7%
Argentine Republic Government International Bond 5.625%, 01/26/2022	U.S.$	4,064	$1,117,600
5.875%, 01/11/2028		6,571	1,609,895
6.625%, 07/06/2028		3,639	910,887
6.875%, 01/26/2027-01/11/2048		81,837	19,704,377
7.50%, 04/22/2026		15,084	4,011,401
7.82%, 12/31/2033	EUR	8,048	2,557,643
Series NY 3.75%, 12/31/2038	U.S.$	2,920	919,909

			30,831,712

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/2028(a)		5,351	4,394,509

Bahrain – 0.4%
Bahrain Government International Bond 5.625%, 09/30/2031(a)		1,797	1,608,620
6.75%, 09/20/2029(a)		8,215	7,953,147
7.00%, 10/12/2028(a)		7,504	7,452,410

			17,014,177

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/2025(a)		4,982	4,276,736

Costa Rica – 0.3%
Costa Rica Government International Bond 6.125%, 02/19/2031(a)		17,268	14,068,024

Dominican Republic – 0.8%
Dominican Republic International Bond 5.50%, 01/27/2025(a)		1,018	950,557
5.95%, 01/25/2027(a)		9,637	8,673,300
6.40%, 06/05/2049(a)		1,709	1,387,494
6.85%, 01/27/2045(a)		9,000	7,683,750
6.875%, 01/29/2026(a)		652	623,068
7.45%, 04/30/2044(a)		5,621	5,039,578
8.625%, 04/20/2027(a)		12,151	12,310,482

			36,668,229

Ecuador – 0.2%
Ecuador Government International Bond 7.875%, 01/23/2028(a)(e)(l)		4,284	1,210,230
8.875%, 10/23/2027(a)(e)(l)		17,851	4,980,429
9.50%, 03/27/2030(a)(e)(l)		865	250,850
10.875%, 03/28/2022(a)(e)(l)		1,393	435,312

			6,876,821

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Egypt – 0.9%
Egypt Government International Bond 6.125%, 01/31/2022(a)	U.S.$	22,826	$22,747,536
6.20%, 03/01/2024(a)		12,299	11,883,909
8.50%, 01/31/2047(a)		2,540	2,262,187
8.70%, 03/01/2049(a)		3,170	2,838,141

			39,731,773

El Salvador – 0.4%
El Salvador Government International Bond 5.875%, 01/30/2025(a)		991	777,935
6.375%, 01/18/2027(a)		6,513	5,151,376
7.125%, 01/20/2050(a)		10,429	7,870,636
7.625%, 09/21/2034(a)		872	666,262
7.65%, 06/15/2035(a)		304	240,825
7.75%, 01/24/2023(a)		3,494	3,004,840
8.625%, 02/28/2029(a)		759	643,253

			18,355,127

Gabon – 0.4%
Gabon Government International Bond 6.375%, 12/12/2024(a)		5,450	3,906,687
6.625%, 02/06/2031(a)		12,920	9,076,300
6.95%, 06/16/2025(a)		5,600	3,972,500

			16,955,487

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(a)		11,876	9,085,140
10.75%, 10/14/2030(a)		2,960	3,078,400

			12,163,540

Guatemala – 0.0%
Guatemala Government Bond 5.375%, 04/24/2032(a)		247	251,323
6.125%, 06/01/2050(a)		1,232	1,279,740

			1,531,063

Honduras – 0.4%
Honduras Government International Bond 6.25%, 01/19/2027(a)		11,553	10,870,651
7.50%, 03/15/2024(a)		4,025	3,866,516
8.75%, 12/16/2020(a)		1,870	1,841,950

			16,579,117

Iraq – 0.2%
Iraq International Bond 5.80%, 01/15/2028(a)		533	386,425
6.752%, 03/09/2023(a)		13,445	10,104,758

			10,491,183

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 06/15/2025(a)	EUR	588	$593,818
5.875%, 10/17/2031(a)		4,100	3,661,783
6.375%, 03/03/2028(a)	U.S.$	20,691	18,414,990
6.625%, 03/22/2048(a)	EUR	1,429	1,248,375

			23,918,966

Kenya – 0.6%
Kenya Government International Bond 6.875%, 06/24/2024(a)	U.S.$	13,375	12,137,812
7.00%, 05/22/2027(a)		4,272	3,834,120
7.25%, 02/28/2028(a)		11,786	10,577,935

			26,549,867

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(e)(l)		2,476	389,970
6.85%, 03/23/2027(a)(e)(l)		2,181	346,234
Series G 1.00%, 11/27/2026(a)(e)(l)		8,942	1,413,953

			2,150,157

Mongolia – 0.3%
Mongolia Government International Bond 5.125%, 12/05/2022(a)		14,564	12,907,345
10.875%, 04/06/2021(a)(i)		2,400	2,352,000

			15,259,345

Namibia – 0.2%
Namibia International Bonds 5.25%, 10/29/2025(a)		9,000	8,150,625

Nigeria – 0.7%
Nigeria Government International Bond 6.375%, 07/12/2023(a)		4,303	3,700,580
6.50%, 11/28/2027(a)		2,246	1,692,220
6.75%, 01/28/2021(a)		3,327	3,134,658
7.625%, 11/21/2025(a)		24,107	20,159,479
7.875%, 02/16/2032(a)		2,864	2,172,165

			30,859,102

Oman – 0.5%
Oman Government International Bond 4.125%, 01/17/2023(a)		11,935	10,383,450
4.75%, 06/15/2026(a)		12,837	9,748,097
4.875%, 02/01/2025(a)		1,562	1,273,030

			21,404,577

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(a)	U.S.$	395	$341,181

Senegal – 0.5%
Senegal Government International Bond 6.25%, 05/23/2033(a)		11,075	9,701,008
6.75%, 03/13/2048(a)		11,674	9,722,253
8.75%, 05/13/2021(a)		1,137	1,103,601

			20,526,862

South Africa – 0.2%
Republic of South Africa Government International Bond 5.65%, 09/27/2047		3,608	2,841,300
5.75%, 09/30/2049		7,790	6,066,462

			8,907,762

Sri Lanka – 0.2%
Sri Lanka Government International Bond 6.125%, 06/03/2025(a)		2,800	1,619,520
6.20%, 05/11/2027(a)		4,509	2,558,857
6.85%, 03/14/2024(a)		6,762	3,968,483
7.85%, 03/14/2029(a)		4,696	2,641,077

			10,787,937

Turkey – 0.0%
Turkey Government International Bond 4.875%, 10/09/2026		1,575	1,385,508

Ukraine – 0.8%
Ukraine Government International Bond 7.375%, 09/25/2032(a)		819	725,583
7.75%, 09/01/2022-09/01/2024(a)		35,588	33,716,697

			34,442,280

Venezuela – 0.1%
Venezuela Government International Bond 7.65%, 04/21/2025(e)(h)(l)		6,636	564,060
9.00%, 05/07/2023(e)(h)(l)		538	45,730
9.25%, 09/15/2027(d)(e)(l)		34,020	2,891,700
9.25%, 05/07/2028(e)(h)(l)		1,500	127,500

			3,628,990

Zambia – 0.1%
Zambia Government International Bond 8.50%, 04/14/2024(a)		7,993	2,605,218

Total Emerging Markets – Sovereigns (cost $620,196,625)			456,592,160

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 9.3%
Colombia – 0.6%
Colombian TES Series B 7.00%, 05/04/2022	COP	11,183,200	$2,969,833
10.00%, 07/24/2024		79,950,000	23,666,937

			26,636,770

Indonesia – 0.8%
Indonesia Treasury Bond Series FR78 8.25%, 05/15/2029	IDR	534,688,000	36,543,004

Mexico – 0.6%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	555,178	26,022,889

Russia – 1.1%
Russian Federal Bond - OFZ Series 6209 7.60%, 07/20/2022	RUB	254,534	3,587,980
Series 6212 7.05%, 01/19/2028		1,270,000	18,361,889
Series 6217 7.50%, 08/18/2021		1,919,448	26,549,121

			48,498,990

United States – 6.2%
U.S. Treasury Bonds 6.125%, 11/15/2027(o)(p)(q)	U.S.$	63,500	89,792,969
8.00%, 11/15/2021		6,600	7,386,844
8.75%, 08/15/2020(i)		17,860	18,281,385
U.S. Treasury Notes 2.375%, 05/15/2029(o)(p)		113,816	131,492,816
2.625%, 02/15/2029		1,000	1,173,438
3.125%, 11/15/2028(o)		21,000	25,429,687

			273,557,139

Total Governments – Treasuries (cost $400,919,623)			411,258,792

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.0%
Risk Share Floating Rate – 7.3%
Bellemeade Re Ltd. Series 2017-1, Class M2 3.837% (LIBOR 1 Month + 3.35%), 10/25/2027(a)(n)		596	521,558

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-1A, Class M2 3.387% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(n)	U.S.$	246	$202,610
Series 2018-2A, Class B1 3.137% (LIBOR 1 Month + 2.65%), 08/25/2028(a)(n)		250	189,512
Series 2018-2A, Class M1B 1.837% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(n)		8,377	8,021,290
Series 2018-3A, Class M2 3.237% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(n)		6,640	5,180,988
Series 2019-3A, Class M1C 2.437% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(n)		8,472	6,412,597
Series 2019-4A, Class B1 4.337% (LIBOR 1 Month + 3.85%), 10/25/2029(a)(n)		1,607	1,011,689
Series 2019-4A, Class M2 3.337% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(n)		2,367	1,647,575
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.837% (LIBOR 1 Month + 4.35%), 04/25/2031(a)(n)		2,685	1,793,606
Series 2020-SBT1, Class 2M2 4.137% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(n)		3,123	2,136,600
Eagle Re Ltd. Series 2018-1, Class M2 3.487% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(n)		1,084	863,473
Series 2019-1, Class M1B 2.287% (LIBOR 1 Month + 1.80%), 04/25/2029(a)(n)		315	295,813
Series 2019-1, Class M2 3.787% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(n)		929	755,439
Series 2020-1, Class M2 2.487% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(n)		2,785	1,803,512
Federal Home Loan Mortgage Corp. Series 2013-DN1, Class M2 7.637% (LIBOR 1 Month + 7.15%), 07/25/2023(n)		4,191	3,132,309
Series 2013-DN2, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2023(n)		1,087	922,170

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 4.947% (LIBOR 1 Month + 4.00%), 08/25/2024(n)	U.S.$	845	$671,414
Series 2016-DNA4, Class M3 4.287% (LIBOR 1 Month + 3.80%), 03/25/2029(n)		1,160	1,121,015
Series 2016-HQA3, Class M3 4.797% (LIBOR 1 Month + 3.85%), 03/25/2029(n)		600	591,716
Series 2018-DNA1, Class B1 3.637% (LIBOR 1 Month + 3.15%), 07/25/2030(n)		1,445	930,063
Series 2019-DNA1, Class M1 1.387% (LIBOR 1 Month + 0.90%), 01/25/2049(a)(n)		121	121,018
Series 2019-DNA1, Class M2 3.137% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(n)		2,405	2,134,362
Series 2019-DNA3, Class M2 2.537% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(n)		3,197	2,735,088
Series 2019-FTR2, Class M2 2.637% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(n)		1,757	1,398,041
Series 2020-DNA1, Class M1 1.187% (LIBOR 1 Month + 0.70%), 01/25/2050(a)(n)		1,036	1,000,474
Series 2020-HQA2, Class M2 3.587% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(n)		489	342,143
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 4.547% (LIBOR 1 Month + 3.60%), 04/25/2024(n)		463	308,783
Series 2015-DN1, Class B 11.987% (LIBOR 1 Month + 11.50%), 01/25/2025(n)		16,611	12,097,987
Series 2015-DNA1, Class B 10.147% (LIBOR 1 Month + 9.20%), 10/25/2027(n)		899	762,854
Series 2015-DNA1, Class M3 4.247% (LIBOR 1 Month + 3.30%), 10/25/2027(n)		743	735,157

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DNA2, Class B 8.037% (LIBOR 1 Month + 7.55%), 12/25/2027(n)	U.S.$	16,105	$12,226,609
Series 2015-DNA3, Class B 10.297% (LIBOR 1 Month + 9.35%), 04/25/2028(n)		7,500	5,687,887
Series 2015-HQ2, Class B 8.897% (LIBOR 1 Month + 7.95%), 05/25/2025(n)		290	173,003
Series 2015-HQA1, Class B 9.747% (LIBOR 1 Month + 8.80%), 03/25/2028(n)		9,086	6,725,821
Series 2015-HQA2, Class B 11.447% (LIBOR 1 Month + 10.50%), 05/25/2028(n)		6,971	5,577,833
Series 2016-DNA2, Class B 11.447% (LIBOR 1 Month + 10.50%), 10/25/2028(n)		5,028	4,048,589
Series 2016-DNA3, Class B 12.197% (LIBOR 1 Month + 11.25%), 12/25/2028(n)		4,461	3,795,789
Series 2016-DNA4, Class B 9.087% (LIBOR 1 Month + 8.60%), 03/25/2029(n)		1,828	1,344,485
Series 2016-HQA1, Class B 13.697% (LIBOR 1 Month + 12.75%), 09/25/2028(n)		2,987	2,628,785
Series 2016-HQA1, Class M3 7.297% (LIBOR 1 Month + 6.35%), 09/25/2028(n)		10,602	10,708,843
Series 2016-HQA2, Class B 12.447% (LIBOR 1 Month + 11.50%), 11/25/2028(n)		2,946	2,448,250
Series 2017-DNA1, Class B1 5.897% (LIBOR 1 Month + 4.95%), 07/25/2029(n)		3,134	2,376,698
Series 2017-DNA1, Class M2 4.197% (LIBOR 1 Month + 3.25%), 07/25/2029(n)		405	386,163
Series 2017-DNA2, Class B1 5.637% (LIBOR 1 Month + 5.15%), 10/25/2029(n)		2,365	1,832,930
Series 2017-DNA3, Class B1 4.937% (LIBOR 1 Month + 4.45%), 03/25/2030(n)		416	308,570

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-HQA1, Class B1 5.487% (LIBOR 1 Month + 5.00%), 08/25/2029(n)	U.S.$	416	$323,535
Series 2017-HQA1, Class M2 4.037% (LIBOR 1 Month + 3.55%), 08/25/2029(n)		483	445,027
Series 2017-HQA2, Class B1 5.697% (LIBOR 1 Month + 4.75%), 12/25/2029(n)		2,340	1,726,540
Series 2017-HQA2, Class M2 3.597% (LIBOR 1 Month + 2.65%), 12/25/2029(n)		5,270	4,671,456
Series 2017-HQA3, Class B1 4.937% (LIBOR 1 Month + 4.45%), 04/25/2030(n)		416	304,352
Series 2018-DNA1, Class M2 2.287% (LIBOR 1 Month + 1.80%), 07/25/2030(n)		6,805	5,858,187
Series 2018-HQA1, Class M2 2.787% (LIBOR 1 Month + 2.30%), 09/25/2030(n)		754	662,741
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.887% (LIBOR 1 Month + 4.40%), 01/25/2024(n)		1,125	885,684
Series 2014-C03, Class 2M2 3.387% (LIBOR 1 Month + 2.90%), 07/25/2024(n)		575	442,357
Series 2015-C01, Class 1M2 4.787% (LIBOR 1 Month + 4.30%), 02/25/2025(n)		5,817	4,611,661
Series 2015-C01, Class 2M2 5.037% (LIBOR 1 Month + 4.55%), 02/25/2025(n)		2,046	1,772,991
Series 2015-C02, Class 1M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(n)		2,915	2,359,683
Series 2015-C02, Class 2M2 4.487% (LIBOR 1 Month + 4.00%), 05/25/2025(n)		1,218	1,042,914
Series 2015-C03, Class 1M2 5.487% (LIBOR 1 Month + 5.00%), 07/25/2025(n)		11,076	8,143,475
Series 2015-C04, Class 1M2 6.187% (LIBOR 1 Month + 5.70%), 04/25/2028(n)		7,895	7,974,516

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 2M2 6.037% (LIBOR 1 Month + 5.55%), 04/25/2028(n)	U.S.$	3,548	$3,583,405
Series 2016-C01, Class 1B 12.237% (LIBOR 1 Month + 11.75%), 08/25/2028(n)		4,030	3,546,727
Series 2016-C01, Class 1M2 7.237% (LIBOR 1 Month + 6.75%), 08/25/2028(n)		8,559	8,774,077
Series 2016-C02, Class 1B 12.737% (LIBOR 1 Month + 12.25%), 09/25/2028(n)		2,887	2,598,586
Series 2016-C02, Class 1M2 6.487% (LIBOR 1 Month + 6.00%), 09/25/2028(n)		17,477	17,783,347
Series 2016-C03, Class 1B 12.237% (LIBOR 1 Month + 11.75%), 10/25/2028(n)		7,111	6,185,261
Series 2016-C03, Class 2M2 6.387% (LIBOR 1 Month + 5.90%), 10/25/2028(n)		15,529	15,948,722
Series 2016-C04, Class 1B 10.737% (LIBOR 1 Month + 10.25%), 01/25/2029(n)		13,317	11,061,707
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(n)		11,289	8,469,496
Series 2016-C05, Class 2M2 4.937% (LIBOR 1 Month + 4.45%), 01/25/2029(n)		4,790	4,701,559
Series 2016-C06, Class 1B 9.737% (LIBOR 1 Month + 9.25%), 04/25/2029(n)		8,506	6,078,428
Series 2016-C07, Class 2B 9.987% (LIBOR 1 Month + 9.50%), 05/25/2029(n)		10,031	7,145,032
Series 2016-C07, Class 2M2 4.837% (LIBOR 1 Month + 4.35%), 05/25/2029(n)		658	645,060
Series 2017-C01, Class 1B1 6.237% (LIBOR 1 Month + 5.75%), 07/25/2029(n)		2,248	1,852,468
Series 2017-C01, Class 1M2 4.037% (LIBOR 1 Month + 3.55%), 07/25/2029(n)		1,446	1,387,534

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C02, Class 2B1 5.987% (LIBOR 1 Month + 5.50%), 09/25/2029(n)	U.S.$	416	$297,093
Series 2017-C02, Class 2M2 4.137% (LIBOR 1 Month + 3.65%), 09/25/2029(n)		5,534	5,228,643
Series 2017-C03, Class 1B1 5.337% (LIBOR 1 Month + 4.85%), 10/25/2029(n)		2,988	2,359,712
Series 2017-C03, Class 1M2 3.487% (LIBOR 1 Month + 3.00%), 10/25/2029(n)		2,589	2,449,480
Series 2017-C04, Class 2M2 3.337% (LIBOR 1 Month + 2.85%), 11/25/2029(n)		376	344,849
Series 2017-C05, Class 1B1 4.087% (LIBOR 1 Month + 3.60%), 01/25/2030(n)		3,145	2,229,597
Series 2017-C06, Class 1B1 4.637% (LIBOR 1 Month + 4.15%), 02/25/2030(n)		832	618,593
Series 2017-C06, Class 1M2 3.137% (LIBOR 1 Month + 2.65%), 02/25/2030(n)		864	783,426
Series 2017-C06, Class 2M2 3.287% (LIBOR 1 Month + 2.80%), 02/25/2030(n)		1,564	1,378,806
Series 2018-C01, Class 1B1 4.037% (LIBOR 1 Month + 3.55%), 07/25/2030(n)		7,427	5,022,806
Series 2018-C01, Class 1M1 1.087% (LIBOR 1 Month + 0.60%), 07/25/2030(n)		1,803	1,797,896
Series 2018-C01, Class 1M2 2.737% (LIBOR 1 Month + 2.25%), 07/25/2030(n)		11,003	9,594,912
Series 2018-C04, Class 2M2 3.037% (LIBOR 1 Month + 2.55%), 12/25/2030(n)		1,446	1,250,494
Series 2018-C05, Class 1M1 1.207% (LIBOR 1 Month + 0.72%), 01/25/2031(n)		489	488,164
Home Re Ltd. Series 2018-1, Class M2 3.487% (LIBOR 1 Month + 3.00%), 10/25/2028(a)(n)		6,235	5,252,550

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.987% (LIBOR 1 Month + 5.50%), 10/25/2025(h)(n)	U.S.$	6,913	$5,252,538
Mortgage Insurance-Linked Notes Series 2020-1, Class B1 3.487% (LIBOR 1 Month + 3.00%), 02/25/2030(h)(n)		488	244,969
Series 2020-1, Class M2A 2.487% (LIBOR 1 Month + 2.00%), 02/25/2030(a)(n)		2,931	2,305,721
Series 2020-1, Class M2B 2.737% (LIBOR 1 Month + 2.25%), 02/25/2030(a)(n)		2,494	1,641,319
Oaktown Re III Ltd. Series 2019-1A, Class M2 3.037% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(n)		560	400,242
Radnor Re Ltd. Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(n)		692	602,606
Series 2019-1, Class M2 3.687% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(n)		596	459,739
Series 2019-2, Class B1 3.187% (LIBOR 1 Month + 2.70%), 06/25/2029(h)(n)		643	438,280
STACR Trust Series 2018-DNA2, Class B1 4.647% (LIBOR 1 Month + 3.70%), 12/25/2030(a)(n)		553	383,066
Series 2018-DNA2, Class M2 3.097% (LIBOR 1 Month + 2.15%), 12/25/2030(a)(n)		525	454,408
Series 2018-DNA3, Class M2 2.587% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(n)		8,722	7,463,629
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.737% (LIBOR 1 Month + 5.25%), 11/25/2025(h)(n)		4,386	3,372,827
Series 2015-WF1, Class 2M2 5.987% (LIBOR 1 Month + 5.50%), 11/25/2025(h)(n)		2,656	2,066,139

			325,280,143

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.6%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036	U.S.$	2,787	$1,926,891
Series 2006-24CB, Class A16 5.75%, 08/25/2036		533	368,409
Series 2006-26CB, Class A6 6.25%, 09/25/2036		231	161,872
Series 2006-26CB, Class A8 6.25%, 09/25/2036		873	611,699
Series 2006-42, Class 1A6 6.00%, 01/25/2047		1,151	897,938
Series 2006-HY12, Class A5 3.919%, 08/25/2036		4,318	4,135,013
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		1,154	1,001,279
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		994	767,801
Series 2007-15CB, Class A19 5.75%, 07/25/2037		542	436,687
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		602	548,070
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.037%, 05/25/2047		669	597,528
Series 2007-4, Class 22A1 4.06%, 06/25/2047		2,826	2,424,527
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		576	310,295
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.787%, 09/25/2047		655	563,807
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.001%, 03/25/2037		484	417,629
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		1,006	955,285
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		1,186	801,476
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 3.746%, 06/25/2036		613	516,434

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-FA3, Class A9 6.00%, 07/25/2036	U.S.$	951	$667,130
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.523%, 09/25/2035		1,912	1,528,623
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		1,555	1,419,444
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		666	471,927
Series 2007-A1, Class A8 6.00%, 03/25/2037		957	510,757
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		290	212,367
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.597%, 10/25/2036		1,839	737,438
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.347%, 12/28/2037		2,716	2,552,289

			25,542,615

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 1.087% (LIBOR 1 Month + 0.60%), 04/25/2037(n)		2,524	777,285
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.087% (LIBOR 1 Month + 0.60%), 08/25/2037(n)		460	212,605
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.737% (LIBOR 1 Month + 0.25%), 04/25/2037(n)		1,221	412,799
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.737% (LIBOR 1 Month + 0.25%), 02/25/2037(n)		2,848	188,343
Series 2007-1, Class 3A2 6.763% (7.25% - LIBOR 1 Month), 02/25/2037(n)(r)		2,860	748,618

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-16N, Class 2A2 1.797% (LIBOR 1 Month + 0.85%), 09/25/2047(n)	U.S.$	647	$556,908
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.647% (LIBOR 1 Month + 0.16%), 02/25/2037(n)		686	498,740
Series 2007-2, Class 1A3 0.817% (LIBOR 1 Month + 0.33%), 05/25/2037(n)		627	560,159

			3,955,457

Total Collateralized Mortgage Obligations (cost $409,097,879)			354,778,215

BANK LOANS – 7.6%
Industrial – 7.0%
Basic – 0.1%
Arconic Corporation 3.240% (LIBOR 1 Month + 2.75%), 03/25/2027(b)(s)		2,180	2,158,200
Nouryon Finance B.V. (fka AkzoNobel) 3.864% (LIBOR 1 Month + 3.00%), 10/01/2025(s)		2,894	2,619,037

			4,777,237

Capital Goods – 0.8%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(s)		16,194	12,948,297
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.404% (LIBOR 1 Month + 3.00%), 08/01/2025(s)		8,659	8,186,926
BWay Holding Company 4.561% (LIBOR 3 Month + 3.25%), 04/03/2024(s)		5,141	4,398,491
Granite US Holdings Corporation 6.322% (LIBOR 3 Month + 5.25%), 09/30/2026(b)(s)		8,429	6,827,202
TransDigm Inc. 2.654% (LIBOR 1 Month + 2.25%), 12/09/2025(s)		2,276	1,986,525
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 2.904% (LIBOR 1 Month + 2.50%), 10/23/2025(b)(s)		560	442,217

			34,789,658

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.3%
Clear Channel Outdoor Holdings, Inc. 4.203% (LIBOR 2 Month + 3.50%), 08/21/2026 (s)	U.S.$	4	$3,835
4.260% (LIBOR 3 Month + 3.50%), 08/21/2026(s)		1,757	1,522,408
Diamond Sports Group, LLC 3.820% (LIBOR 1 Month + 3.25%), 08/24/2026(s)		1,622	1,315,911
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.404% (LIBOR 1 Month + 3.00%), 05/01/2026(s)		2,683	2,397,801
LCPR Loan Financing LLC 5.814% (LIBOR 1 Month + 5.00%), 10/15/2026(s)		3,139	3,068,568
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(s)		5,408	4,739,892

			13,048,415

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. 6.625%, 01/02/2024		933	927,083
6.750% (PRIME 3 Month + 3.50%), 01/02/2024(s)		556	548,524
West Corporation 5.450% (LIBOR 3 Month + 4.00%), 10/10/2024(s)		8,304	6,482,716

			7,958,323

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 4.220% (LIBOR 1 Month + 3.50%), 11/06/2024(s)		2,669	2,403,781
Panther BF Aggregator 2 L P 3.904% (LIBOR 1 Month + 3.50%), 04/30/2026(s)		2,935	2,650,531

			5,054,312

Consumer Cyclical - Entertainment – 0.2%
Motion Acquisition Limited 4.322% (LIBOR 3 Month + 3.25%), 11/12/2026(s)		3,710	3,192,923
4.700% (LIBOR 3 Month + 3.25%), 11/12/2026(s)		1	825

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

4.700% (LIBOR 3 Month + 3.25%), 11/12/2026(s)	U.S.$	0	**	$109
4.700% (LIBOR 3 Month + 3.25%), 11/12/2026(s)		8		7,068
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(s)		4,795		4,001,323

				7,202,248

Consumer Cyclical - Other – 0.7%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 3.154% (LIBOR 1 Month + 2.75%), 12/23/2024(s)		10,408		8,760,475
Landry's Finance Acquisition Co. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(s)		1,750		1,811,250
Playtika Holding Corp. 7.072% (LIBOR 3 Month + 6.00%), 12/10/2024(s)		16,562		16,355,321
Scientific Games International, Inc. 3.154% (LIBOR 1 Month + 2.75%), 08/14/2024(s)		951		783,440
3.453% (LIBOR 2 Month + 2.75%), 08/14/2024(s)		25		20,441
3.612% (LIBOR 3 Month + 2.75%), 08/14/2024(s)		3,886		3,202,507
Stars Group Holdings B.V. 4.950% (LIBOR 3 Month + 3.50%), 07/10/2025(b)(s)		1,709		1,696,033

				32,629,467

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (fka Arby's/Buffalo Wild Wings) 3.750% (LIBOR 3 Month + 2.75%),(s)		5,164		4,494,454
3.954% (LIBOR 3 Month + 2.75%), 02/05/2025(s)		13		11,495
Whatabrands LLC 3.732% (LIBOR 1 Month + 2.75%), 07/31/2026(s)		2,170		1,996,289

				6,502,238

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.4%
Bass Pro Group, LLC 6.072% (LIBOR 3 Month + 5.00%), 09/25/2024(b)(s)	U.S.$	2,661	$2,235,480
PetSmart, Inc. 5.000% (LIBOR 3 Month + 4.00%), 03/11/2022(s)		5,400	5,231,236
Serta Simmons Bedding, LLC 9.020% (LIBOR 3 Month + 8.00%), 11/08/2024(s)		8,741	1,874,418
Specialty Building Products Holdings, LLC 6.154% (LIBOR 1 Month + 5.75%), 10/01/2025(s)		7,399	6,276,719

			15,617,853

Consumer Non-Cyclical – 1.7%
Acadia Healthcare Company, Inc. 2.904% (LIBOR 1 Month + 2.50%), 02/16/2023(s)		2,387	2,286,448
Aldevron, L.L.C. 5.700% (LIBOR 3 Month + 4.25%), 10/12/2026(s)		4,470	4,347,075
Alphabet Holding Company, Inc. (fka Nature's Bounty) 8.154% (LIBOR 1 Month + 7.75%), 09/26/2025(s)		9,497	7,541,968
Arbor Pharmaceuticals, LLC 6.000% (LIBOR 2 Month + 5.00%), 07/05/2023(s)		6,437	5,300,084
BI-LO, LLC 9.065% (LIBOR 2 Month + 8.00%), 05/31/2024 (s)		6,951	6,551,496
9.314% (LIBOR 3 Month + 8.00%), 05/31/2024 (s)		6,886	6,490,366
9.737% (LIBOR 3 Month + 8.00%), 05/31/2024(s)		7,219	6,803,988
Froneri International Limited 5.750% (LIBOR 1 Month + 5.75%), 01/31/2028(b)(s)		830	782,275
Global Medical Response, Inc. 4.250% (LIBOR 1 Month + 3.25%), 04/28/2022(s)		13,171	12,063,643
5.863% (LIBOR 3 Month + 4.25%), 03/14/2025(s)		5,288	4,691,177
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 4.154% (LIBOR 1 Month + 3.75%), 11/16/2025(s)		5,947	5,482,318

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mallinckrodt International Finance S.A. 4.200% (LIBOR 3 Month + 2.75%), 09/24/2024(s)	U.S.$	5,108	$3,563,075
U.S. Renal Care, Inc. 5.438% (LIBOR 1 Month + 5.00%), 06/26/2026(s)		8,368	7,889,387

			73,793,300

Energy – 0.4%
California Resources Corporation 11.988% (LIBOR 3 Month + 10.38%), 12/31/2021(s)		13,262	472,514
Chesapeake Energy Corporation 9.000% (LIBOR 2 Month + 8.00%), 06/24/2024(s)		11,204	3,958,709
CITGO Petroleum Corporation 6.000% (LIBOR 2 Month + 5.00%), 03/28/2024(b)(s)		3,115	2,740,957
Triton Solar US Acquisition Co. 7.072% (LIBOR 3 Month + 6.00%), 10/29/2024(s)		14,148	11,624,956

			18,797,136

Other Industrial – 0.2%
American Tire Distributors, Inc. 7.195% (LIBOR 3 Month + 6.00%), 09/01/2023(d)(s)		1,711	1,568,572
8.500% (LIBOR 3 Month + 7.50%), 09/02/2024 (s)		4,544	2,737,956
8.950% (LIBOR 3 Month + 7.50%), 09/02/2024(d)(s)		573	345,526
Core & Main LP 3.750% (LIBOR 6 Month + 2.75%), 08/01/2024 (s)		259	243,179
3.766% (LIBOR 1 Month + 2.75%), 08/01/2024 (s)		632	593,465
4.330% (LIBOR 3 Month + 2.75%), 08/01/2024(s)		576	540,399
Dealer Tire, LLC 4.654% (LIBOR 1 Month + 4.25%), 12/12/2025(b)(s)		1,636	1,431,413
Rockwood Service Corporation 5.700% (LIBOR 3 Month + 4.25%), 01/23/2027(b)(s)		523	474,169

			7,934,679

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.8%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.654% (LIBOR 1 Month + 4.25%), 07/10/2026(s)	U.S.$	1,556	$1,444,061
Amentum Government Services Holdings LLC 4.404% (LIBOR 1 Month + 4.00%), 01/29/2027(s)		1,660	1,581,150
Garda World Security Corporation 6.390% (LIBOR 3 Month + 4.75%), 10/30/2026(s)		565	541,416
Parexel International Corporation 3.154% (LIBOR 1 Month + 2.75%), 09/27/2024(s)		1,287	1,175,657
Pi Lux Finco SARL 8.322% (LIBOR 6 Month + 7.25%), 01/01/2026(b)(s)		21,800	15,478,000
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 3.654% (LIBOR 1 Month + 3.25%), 10/01/2025(s)		5,566	5,439,020
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(s)		4,919	3,604,410
Verscend Holding Corp. 4.904% (LIBOR 1 Month + 4.50%), 08/27/2025(s)		7,861	7,387,384

			36,651,098

Technology – 1.0%
athenahealth, Inc. 5.284% (LIBOR 3 Month + 4.50%), 02/11/2026(b)(s)		11,071	10,185,193
Avaya Inc. 5.064% (LIBOR 1 Month + 4.25%), 12/15/2024(s)		4,750	4,154,660
Boxer Parent Company Inc. (fka BMC Software, Inc.) 4.654% (LIBOR 1 Month + 4.25%), 10/02/2025(s)		8,903	7,656,234
Pitney Bowes Inc. 5.910% (LIBOR 1 Month + 5.50%), 01/17/2025(s)		6,112	5,225,760
Presidio Holdings Inc. 4.270% (LIBOR 3 Month + 3.50%), 01/22/2027(s)		2,166	2,036,950

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Solera, LLC (Solera Finance, Inc.) 4.363% (LIBOR 3 Month + 2.75%), 03/03/2023(s)	U.S.$	13,512	$12,783,298
Veritas US Inc. 5.950% (LIBOR 3 Month + 4.50%), 01/27/2023(s)		3,641	3,158,950

			45,201,045

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 04/29/2023(t)		850	845,393

			310,802,402

Financial Institutions – 0.4%
Finance – 0.1%
Ellie Mae, Inc. 5.200% (LIBOR 3 Month + 3.75%), 04/17/2026(s)		5,773	5,433,956
Jefferies Finance LLC 3.688% (LIBOR 1 Month + 3.25%), 06/03/2026(s)		1,691	1,496,730

			6,930,686

Insurance – 0.3%
Hub International Limited 5.692% (LIBOR 3 Month + 4.00%), 04/25/2025(s)		6,325	6,048,598
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.404% (LIBOR 1 Month + 4.00%), 09/03/2026(s)		7,626	7,104,093
			13,152,691

			20,083,377

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%),(s)		7,177	6,755,003
5.200% (LIBOR 3 Month + 3.75%), 11/09/2026(s)		1,270	1,195,576

			7,950,579

Total Bank Loans (cost $406,336,798)			338,836,358

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS –CORPORATE BONDS – 2.9%
Industrial – 2.5%
Basic – 0.6%
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)	U.S.$	8,033	$6,225,147
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(a)		10,664	7,907,840
First Quantum Minerals Ltd. 7.25%, 05/15/2022(a)(i)		7,096	6,574,887
7.25%, 04/01/2023(a)		7,452	6,688,170
Vedanta Resources Finance II PLC 8.00%, 04/23/2023(a)		832	303,680

			27,699,724

Capital Goods – 0.0%
Odebrecht Finance Ltd. 4.375%, 04/25/2025(a)(e)(l)		537	17,621
5.25%, 06/27/2029(a)(e)(l)		9,173	367,837
7.125%, 06/26/2042(a)(e)(l)		17,280	866,160

			1,251,618

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,071	953,190

Communications - Telecommunications – 0.4%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 02/06/2024(a)		3,473	3,473,000
Digicel Group One Ltd. 8.25%, 12/30/2022(h)		7,246	4,297,848
Digicel Group Two Ltd. 8.25%, 09/30/2022(a)		7,887	237,202
9.125%, 04/01/2024(a)		1,150	11,589
Digicel Ltd. 6.00%, 04/15/2021(a)		3,750	2,179,687
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		1,282	1,237,130
Network i2i Ltd. 5.65%, 01/15/2025(a)(m)		644	577,990
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		5,930	5,937,188
VF Ukraine PAT via VFU Funding PLC 6.20%, 02/11/2025(a)		1,213	1,109,895

			19,061,529

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other –0.2%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	291	$273,540
5.625%, 07/17/2027(a)		3,599	3,542,062
MGM China Holdings Ltd. 5.375%, 05/15/2024(a)		1,771	1,737,784
5.875%, 05/15/2026(a)		1,895	1,840,519
Wynn Macau Ltd. 4.875%, 10/01/2024(a)		1,845	1,775,812
5.50%, 10/01/2027(a)		1,100	1,066,656

			10,236,373

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(g)(h)		5,219	13,703
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(g)(h)		2,187	1,914

			15,617

Consumer Non-Cyclical –0.6%
BRF GmbH 4.35%, 09/29/2026(a)		2,222	1,934,962
BRF SA 4.875%, 01/24/2030(a)		4,103	3,554,352
Cosan Ltd. 5.50%, 09/20/2029(a)		2,027	1,770,579
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		3,255	3,157,350
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025(a)		5,610	5,780,991
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(g)(h)		2,413	72,627
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026(a)		8,936	8,617,655
USJ Acucar e Alcool SA 10.50%, 11/09/2023(a)(g)		1,866	565,526
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(f)(h)		13,674	117,576
10.875%, 01/13/2020(e)(f)(h)		2,500	638,198
11.75%, 02/09/2022(e)(h)(l)		13,613	127,940

			26,337,756

Energy – 0.5%
Geopark Ltd. 5.50%, 01/17/2027(a)		463	290,243
6.50%, 09/21/2024(a)		2,333	1,660,163

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)	U.S.$	559	$340,990
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		3,365	2,086,300
Mongolian Mining Corp./Energy Resources LLC 9.25%, 04/15/2024(a)		3,890	2,338,862
MV24 Capital BV 6.748%, 06/01/2034(a)		3,130	2,639,752
Peru LNG Srl 5.375%, 03/22/2030(a)		564	314,430
Petrobras Global Finance BV 5.093%, 01/15/2030(a)		2,374	2,145,592
7.375%, 01/17/2027		4,123	4,271,009
8.75%, 05/23/2026		3,286	3,654,032

			19,741,373

Other Industrial – 0.1%
KOC Holding AS 6.50%, 03/11/2025(a)		2,138	2,095,908

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 02/09/2024(a)		2,510	2,575,888

			109,968,976

Utility – 0.4%
Electric – 0.4%
AES El Salvador Trust II 6.75%, 03/28/2023(a)		1,220	1,030,900
AES Gener SA 6.35%, 10/07/2079(a)		2,632	2,474,080
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		5,489	5,719,538
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(a)		4,520	4,154,163
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		1,553	1,440,207
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		1,908	1,895,326

			16,714,214

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.45% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(n)	U.S.$	82	$78,149

Total Emerging Markets – Corporate Bonds (cost $206,106,290)			126,761,339

		Shares
COMMON STOCKS – 1.6%
Financials – 0.9%
Consumer Finance – 0.0%
Paysafe Group Ltd.(b)(c)(d)(e)		17,342	1,216,888

Insurance – 0.9%
Mt. Logan Re Ltd. (Preference Shares)(b)(c)(e)(k)		12,695	12,442,741
Mt. Logan Re Ltd. (Preference Shares) (Series 4)(b)(c)(e)(k)		25,000	24,977,875

			37,420,616

			38,637,504

Energy – 0.2%
Energy Equipment & Services – 0.1%
Tervita Corp.(e)		2,204,064	5,051,161

Oil, Gas & Consumable Fuels – 0.1%
Battalion Oil Corp.(e)		135	662
Berry Petroleum Corp.		745,325	2,556,465
CHC Group LLC(e)(k)		255,317	382,975
Golden Energy Offshore Services AS(d)(e)		3,360,247	416,544
K201640219 (South Africa) Ltd. A Shares(b)(c)(d)(e)		64,873,855	65
K201640219 (South Africa) Ltd. B Shares(b)(c)(d)(e)		10,275,684	10
Paragon Offshore Ltd. - Class A(b)(d)(e)		62,040	6,204
Paragon Offshore Ltd. - Class B(b)(d)(e)		93,060	977,130
Vantage Drilling International(d)(e)		86,646	563,199

			4,903,254

			9,954,415

Consumer Staples – 0.2%
Food & Staples Retailing – 0.2%
Southeastern Grocers, Inc. Npv(b)(c)(d)(e)		252,989	8,348,637

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 0.2%
Software – 0.2%
Avaya Holdings Corp.(e)	501,320	$4,983,121
Monitronics International, Inc.(b)(c)(d)(e)	257,529	1,389,442

		6,372,563

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(b)(d)(e)	161,762	2,385,989
Exide Corp.(b)(c)(d)(e)	4,726,787	5
Exide Technologies(b)(c)(d)(e)	270,867	– 0	–

		2,385,994

Automobiles – 0.0%
Liberty Tire Recycling LLC(b)(c)(d)(e)	12,278	965,529

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(e)	69,118	667,680

		4,019,203

Materials – 0.0%
Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(d)(e)	5,004,988	5
Constellium SE(e)	234,212	1,817,485
Neenah Enterprises, Inc.(b)(c)(d)(e)	49,578	– 0	–

		1,817,490

Communication Services – 0.0%
Media – 0.0%
Clear Channel Outdoor Holdings, Inc.(e)	322,017	310,682
iHeartMedia, Inc. – Class A(d)(e)	163,002	1,144,274

		1,454,956

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(d)(e)	14	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.(e)	109,384	1,274,324

		1,274,324

Total Common Stocks (cost $154,577,025)		71,879,092

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 1.6%
CLO - Floating Rate – 1.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.776% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(n)	U.S.$	11,494	$9,973,826
Bristol Park CLO Ltd. Series 2016-1A, Class DR 4.169% (LIBOR 3 Month + 2.95%), 04/15/2029(a)(n)		5,000	4,195,905
Dryden CLO Ltd. Series 2018-57A, Class E 6.892% (LIBOR 3 Month + 5.20%), 05/15/2031(h)(n)		1,741	1,141,078
Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(n)		2,270	2,003,293
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(n)		11,286	8,942,251
Dryden Senior Loan Fund Series 2017-49A, Class E 7.435% (LIBOR 3 Month + 6.30%), 07/18/2030(h)(n)		2,424	1,758,933
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(n)		3,505	2,840,745
Series 2020-11A, Class D1 5.173% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(n)		5,438	4,097,539
Kayne CLO 7 Ltd. Series 2020-7A, Class A1 2.607% (LIBOR 3 Month + 1.20%), 04/17/2033(a)(n)		2,639	2,519,192
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(n)		2,940	2,564,106
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 2.97% (LIBOR 3 Month + 1.95%), 01/24/2033(a)(n)		8,719	7,303,198
Series 2016-1A, Class DR 4.12% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(n)		7,987	6,093,890

68 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OZLM Ltd. Series 2018-22A, Class D 6.435% (LIBOR 3 Month + 5.30%), 01/17/2031(h)(n)	U.S.$	968	$494,175
Rockford Tower CLO 2019-2 Ltd. Series 2019-2A, Class B 3.625% (LIBOR 3 Month + 1.93%), 08/20/2032(a)(n)		2,743	2,532,786
SCFF I Ltd. Series 2020-1A, Class A2B 4.86% (LIBOR 3 Month + 4.00%), 04/15/2031(a)(b)(n)		1,923	1,891,725
Series 2020-1A, Class B 5.61% (LIBOR 3 Month + 4.75%), 04/15/2031(a)(n)		1,077	1,076,844
THL Credit Wind River CLO Ltd. Series 2017-1A, Class AR 2.275% (LIBOR 3 Month + 1.14%), 04/18/2029(a)(n)		11,850	11,435,795

Total Collateralized Loan Obligations (cost $81,948,333)			70,865,281

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.1%
225 Liberty Street Trust Series 2016-225L, Class E 4.804%, 02/10/2036(a)		5,344	4,750,551
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.521%, 04/10/2046(u)		6,893	222,761
Commercial Mortgage Trust Series 2012-CR3, Class XA 2.013%, 10/15/2045(u)		45,207	1,582,075
Series 2012-CR5, Class XA 1.666%, 12/10/2045(u)		8,894	272,951
Series 2013-LC6, Class XA 1.492%, 01/10/2046(u)		29,970	820,277
Series 2014-CR15, Class XA 1.087%, 02/10/2047(u)		8,532	231,054
Series 2014-CR20, Class XA 1.177%, 11/10/2047(u)		45,364	1,680,089
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.714%, 07/10/2044(a)		2,500	2,257,438

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.644%, 02/10/2046(u)	U.S.$	3,883	$128,729
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.556%, 08/10/2044(a)		7,937	6,785,618
Series 2012-GC6, Class C 5.839%, 01/10/2045(a)		1,177	872,504
Series 2013-GC13, Class D 4.219%, 07/10/2046(a)		1,500	1,194,495
Series 2014-GC18, Class D 5.155%, 01/10/2047(a)		2,261	1,790,792
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class D 5.303%, 06/15/2045(a)		5,000	3,074,559
Series 2012-CBX, Class E 5.303%, 06/15/2045(h)		6,521	3,746,506
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.764%, 11/15/2045(a)(u)		25,824	761,757
Series 2014-C19, Class D 3.25%, 12/15/2047(a)		4,130	2,838,363
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.768%, 12/10/2045(a)(u)		3,174	97,162
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.39%, 06/15/2044(a)		2,576	2,225,148
Series 2012-C6, Class D 5.764%, 04/15/2045(a)		3,450	3,078,895
Series 2012-C7, Class XA 1.487%, 06/15/2045(a)(u)		6,673	131,234
Series 2012-C8, Class E 5.047%, 08/15/2045(a)		6,905	5,693,444
Series 2014-C20, Class D 3.986%, 05/15/2047(a)		3,701	2,744,563
Series 2014-C21, Class D 3.497%, 08/15/2047(a)		4,786	3,433,177

			50,414,142

70 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.737% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(n)	U.S.$	4,707	$3,786,987
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 5.564% (LIBOR 1 Month + 4.75%), 05/15/2036(a)(n)		1,702	1,198,763

			4,985,750

Total Commercial Mortgage-Backed Securities (cost $66,301,631)			55,399,892

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)		2,974	2,869,910
8.375%, 11/07/2028(a)		7,879	7,640,168

			10,510,078

Mexico – 0.7%
Petroleos Mexicanos 5.95%, 01/28/2031(a)		16,526	11,969,782
6.49%, 01/23/2027(a)		2,418	1,954,711
6.50%, 01/23/2029		1,952	1,530,905
6.75%, 09/21/2047		5,145	3,551,336
6.84%, 01/23/2030(a)		5,550	4,348,078
7.69%, 01/23/2050(a)		11,012	8,093,820

			31,448,632

South Africa – 0.1%
Eskom Holdings SOC Ltd. 6.35%, 08/10/2028(a)		2,540	2,267,744

United States – 0.1%
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		2,595	2,333,825

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(e)(h)(l)		5,000	187,500

Total Quasi-Sovereigns (cost $52,576,390)			46,747,779

abfunds.com	AB HIGH INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.9%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/2026(d)	ARS	55,682	$247,226
18.20%, 10/03/2021(d)		195,382	1,164,640

			1,411,866

Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	132,114	25,399,128

Dominican Republic – 0.1%
Dominican Republic International Bond 12.00%, 01/20/2022(a)	DOP	347,740	6,463,318
15.95%, 06/04/2021(a)		52,700	995,482

			7,458,800

South Africa – 0.2%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023	ZAR	133,000	7,573,015

Total Emerging Market – Treasuries (cost $70,138,657)			41,842,809

ASSET-BACKED SECURITIES – 0.9%
Other ABS - Fixed Rate – 0.6%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-4, Class PT 8.719%, 05/15/2043(h)	U.S.$	2,376	2,151,061
Series 2018-7, Class PT 8.582%, 06/15/2043(h)		2,310	2,037,641
Series 2018-12, Class PT 14.005%, 06/15/2043(h)		1,893	1,662,182
Series 2019-24, Class PT 10.05%, 08/15/2044(h)		2,460	2,088,699
Series 2019-36, Class PT 13.234%, 10/17/2044(h)		2,906	2,424,800
Series 2019-43, Class PT 6.885%, 11/15/2044(h)		2,215	1,976,411
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 9.14%, 03/16/2043(h)		550	489,657

72 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(b)(c)(h)	U.S.$	4,719	$815,001
Series 2016-5, Class R Zero Coupon, 09/25/2028(b)(c)(h)		73	655,947
Series 2017-2, Class R Zero Coupon, 02/25/2026(b)(c)(h)		45	686,098
Series 2017-3, Class R Zero Coupon, 05/25/2026(b)(c)(h)		56	1,446,816
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(b)(c)(h)		80	1,393,288
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(b)(c)(h)		114	3,190,000
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(h)		4,621	4,848,527

			25,866,128

Home Equity Loans - Fixed Rate – 0.2%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 09/25/2036		756	354,635
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		1,877	1,860,918
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 09/25/2035		1,261	999,115
Series 2006-6, Class AF4 6.121%, 03/25/2036		3,473	1,430,349
Series 2006-6, Class AF5 6.241%, 03/25/2036		2,810	1,157,147
Series 2006-10, Class AF3 5.985%, 06/25/2036		1,402	561,146

			6,363,310

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(a)		6,065	5,069,815
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		791	489,258

			5,559,073

abfunds.com	AB HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.638%, 05/25/2037	U.S.$	141	$134,427

Total Asset-Backed Securities (cost $70,114,378)			37,922,938

		Shares

INVESTMENT COMPANIES – 0.8%
Funds and Investment Trusts – 0.8%
iShares JP Morgan USD Emerging Markets Bond ETF(v) (cost $37,132,556)		340,000	34,170,000

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(a)	COP	14,562,910	3,328,980
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		7,580,000	1,917,018
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(a)		36,247,335	9,979,691

Total Inflation-Linked Securities (cost $17,939,459)			15,225,689

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
GMAC Capital Trust I Series 2 7.477%		51,850	1,169,217
Paysafe Holdings UK Ltd. 0.00%(b)(c)(d)(e)		5,431,596	5,431,596

			6,600,813

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		102,401	2,738,203

74 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		64,000		$702,720

				10,041,736

Utility – 0.1%
Electric – 0.1%
SCE Trust III Series H 5.75%		54,000		1,296,000

Total Preferred Stocks (cost $12,323,423)				11,337,736

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200		2,068,176
7.625%, 03/01/2040		1,250		2,082,162
7.95%, 03/01/2036		– 0	–	236
State of Illinois Series 2010 7.35%, 07/01/2035		4,120		4,326,165
Tobacco Settlement Finance Authority Series 2007A 7.467%, 06/01/2047		2,180		2,085,432

Total Local Governments – US Municipal Bonds (cost $8,873,450)				10,562,171

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico 5.00%, 04/27/2051		2,265		2,163,075
Mexico Government International Bond 4.75%, 04/27/2032		2,842		2,861,894

				5,024,969

abfunds.com	AB HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Netherlands – 0.0%
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(d)(e)(m)	EUR	1,001	$	– 0	–

Total Governments – Sovereign Bonds (cost $6,249,223)				5,024,969

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.0%
Argentina – 0.0%
Provincia de Buenos Aires/Government Bonds 29.467% (BADLAR + 3.83%), 05/31/2022(d)(n) (cost $12,547,397)	ARS	200,200		1,112,842

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/2020-09/30/2021(b)(c)(d) (cost $6,172,985)	U.S.$	6,173		588,273

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(e)		385,763		135,017
Battalion Oil Corp., expiring 10/08/2022(b)(e)		1,863		– 0	–
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(d)(e)		44		– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(d)(e)		189,795		– 0	–
Halcon Resources Corp., expiring 10/08/2022(b)(e)		652		– 0	–
iHeartMedia, Inc., expiring 05/01/2039(d)(e)		1,797		11,007
SandRidge Energy, Inc., A-CW22, expiring 10/03/2022(d)(e)		302,868		1,666
SandRidge Energy, Inc., B-CW22, expiring 10/03/2022(d)(e)		130,363		3,911
Willscot Corp., expiring 11/29/2022(b)(c)(d)(e)		169,364		312,493

Total Warrants (cost $3,641,851)				464,094

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(e) (cost $0)		45,881		45,881

76 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.0%
AB Fixed Income Shares, Inc. –Government Money Market Portfolio –Class AB, 0.35%(v)(w)(x) (cost $177,857,739)		177,857,739		$177,857,739

		Principal Amount (000)
Time Deposits – 0.3%
ANZ, London 0.01%, 05/01/2020	U.S.$	11,506		11,506,436
BBH, Grand Cayman 0.35%, 05/01/2020	NZD	0	**	31
Citibank, London (0.65)%, 05/04/2020	EUR	508		557,163
0.01%, 05/01/2020	GBP	87		109,457

Total Time Deposits (cost $12,173,087)				12,173,087

Governments – Treasuries – 0.1%
Egypt – 0.1%
Egypt Treasury Bills Series 273D Zero Coupon, 07/28/2020 (cost $3,528,844)	EGP	57,475		3,543,152

Total Short-Term Investments (cost $193,559,670)				193,573,978

Total Investments – 101.1% (cost $5,281,426,984)				4,483,987,952
Other assets less liabilities – (1.1)%				(47,959,528)

Net Assets – 100.0%				$4,436,028,424

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	157	June 2020	$21,832,813	$49,938

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	8	June 2020	1,003,875	(31,500)

				$18,438

abfunds.com	AB HIGH INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	3,686,103	USD	50,934	05/20/2020	$1,465,277
Bank of America, NA	CAD	8,407	USD	5,856	05/22/2020	(183,522)
Bank of America, NA	EUR	5,076	USD	5,483	06/10/2020	(83,392)
Bank of America, NA	USD	5,357	EUR	4,921	06/10/2020	40,047
Barclays Bank PLC	EUR	100,000	USD	108,049	05/15/2020	(1,557,759)
Barclays Bank PLC	EUR	6,290	USD	6,838	06/10/2020	(59,964)
BNP Paribas SA	IDR	1,558,171,578	USD	112,989	05/05/2020	8,491,640
BNP Paribas SA	USD	102,802	IDR	1,558,171,578	05/05/2020	1,695,016
Brown Brothers Harriman & Co.	EUR	2,968	USD	3,239	06/10/2020	(16,308)
Citibank, NA	IDR	356,379,809	USD	23,513	05/05/2020	(387,679)
Citibank, NA	USD	24,904	IDR	356,379,809	05/05/2020	(1,004,015)
Citibank, NA	EUR	11,840	USD	12,943	06/10/2020	(41,560)
Credit Suisse International	USD	7,946	EUR	7,341	06/10/2020	104,633
Goldman Sachs Bank USA	MXN	653,636	USD	26,553	06/19/2020	(362,559)
HSBC Bank USA	IDR	444,057,979	USD	29,297	05/05/2020	(483,057)
HSBC Bank USA	USD	30,678	IDR	444,057,979	05/05/2020	(897,303)
HSBC Bank USA	EUR	955	USD	1,039	06/10/2020	(7,951)
JPMorgan Chase Bank, NA	BRL	404,294	USD	74,497	05/05/2020	154,794
JPMorgan Chase Bank, NA	IDR	63,028,895	USD	4,158	05/05/2020	(68,564)
JPMorgan Chase Bank, NA	USD	76,419	BRL	404,294	05/05/2020	(2,076,882)
JPMorgan Chase Bank, NA	USD	4,166	IDR	63,028,895	05/05/2020	61,143
JPMorgan Chase Bank, NA	GBP	4,285	USD	5,511	05/15/2020	114,095
JPMorgan Chase Bank, NA	EUR	511	USD	555	06/10/2020	(5,942)
JPMorgan Chase Bank, NA	USD	6,520	EUR	6,000	06/10/2020	60,509
Morgan Stanley Capital Services LLC	BRL	550,095	USD	110,054	05/05/2020	8,902,207
Morgan Stanley Capital Services LLC	IDR	694,704,895	USD	45,834	05/05/2020	(755,717)
Morgan Stanley Capital Services LLC	USD	101,363	BRL	550,095	05/05/2020	(210,617)
Morgan Stanley Capital Services LLC	USD	44,447	IDR	694,704,895	05/05/2020	2,142,758
Morgan Stanley Capital Services LLC	COP	174,689,855	USD	44,097	05/13/2020	9,448
Morgan Stanley Capital Services LLC	EUR	5,066	USD	5,539	06/10/2020	(16,814)
Morgan Stanley Capital Services LLC	IDR	694,704,895	USD	43,419	07/23/2020	(1,601,027)
UBS AG	BRL	145,801	USD	26,866	05/05/2020	55,823
UBS AG	USD	25,897	BRL	145,801	05/05/2020	912,876

78 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	ZAR	137,862	USD	7,326	05/15/2020	$(102,478)
UBS AG	BRL	145,801	USD	25,840	06/02/2020	(902,248)
UBS AG	EUR	68,535	USD	74,133	06/10/2020	(1,027,876)

						$12,357,032

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)%	Quarterly	7.70%	USD	80,148	$4,514,807	$(3,253,837)	$7,768,644
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	6.61	USD	24,547	1,349,556	1,472,822	(123,266)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	(5.00)	Quarterly	6.61	USD	20,506	1,079,445	1,199,060	(119,615)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	6.31	USD	36,098	1,743,745	2,285,211	(541,466)
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	(5.00)	Quarterly	4.60	EUR	77,385	(1,174,153)	(5,499,310)	4,325,157

Sale Contracts
Brazilian Government International Bond, 4.250% 01/07/2025, 06/20/2025*	1.00	Quarterly	3.09	USD	18,614	(1,823,212)	(1,479,964)	(343,248)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	6.61	USD	754,176	(41,463,338)	61,763,584	(103,226,922)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	22,911	(1,106,735)	(1,237,767)	131,032
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	6.31	USD	19,092	(890,960)	(1,002,330)	111,370
Ford Motor Company, 4.346% 12/08/2026, 06/20/2023*	5.00	Quarterly	8.97	USD	4,420	(420,116)	(408,630)	(11,486)
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	5.00	Quarterly	4.60	EUR	77,386	1,174,167	5,665,921	(4,491,754)
iTraxx Europe Crossover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	4.91	EUR	92,748	974,355	(1,254,176)	2,228,531

abfunds.com	AB HIGH INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875% 01/15/2030, 06/20/2025*	1.00%	Quarterly	5.88%	USD	4,930	$(1,017,116)	$(853,706)	$(163,410)
South Africa Government International Bond, 5.875% 09/16/2025, 06/20/2025*	1.00	Quarterly	4.17	USD	19,270	(2,755,750)	(2,626,214)	(129,536)

						$(39,815,305)	$54,770,664	$(94,585,969)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	25.00%	USD	1,490	$(767,863)	$(746,245)	$(21,618)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	3,028	(1,560,463)	(1,540,751)	(19,712)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	3,714	(1,207,669)	(474,283)	(733,386)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	6,122	(1,990,670)	(766,257)	(1,224,413)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	8,746	(2,843,908)	(1,090,570)	(1,753,338)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	15,706	(5,107,068)	(1,975,988)	(3,131,080)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	40,000	(13,000,000)	(4,709,559)	(8,290,441)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	547	(281,741)	(80,317)	(201,424)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,368	(704,611)	(200,865)	(503,746)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,368	(705,181)	(195,903)	(509,278)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,735	(1,409,847)	(391,277)	(1,018,570)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	44,000	(22,675,156)	(6,778,679)	(15,896,477)

80 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	20.78%	USD	247	$(80,316)	$(30,590)	$(49,726)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	7,560	(2,458,260)	(930,175)	(1,528,085)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	5.12	EUR	1,640	6,094	79,670	(73,576)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	2,395	(778,774)	(278,456)	(500,318)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/25, 12/20/2023*	5.00	Quarterly	19.71	USD	1,300	(397,820)	60,909	(458,729)
Avis Budget Car Rental LLC, 5.250%, 03/15/25, 12/20/2023*	5.00	Quarterly	19.71	USD	1,440	(440,662)	105,587	(546,249)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	298	(153,573)	(149,053)	(4,520)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	298	(153,573)	(149,053)	(4,520)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	113,618	(58,552,515)	(26,162,002)	(32,390,513)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	561	(182,325)	(151,133)	(31,192)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	561	(182,419)	(125,977)	(56,442)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	1,122	(364,837)	(260,302)	(104,535)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	1,122	(364,837)	(260,302)	(104,535)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	1,433	(465,964)	(182,253)	(283,711)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	27,329	(8,886,480)	(3,916,286)	(4,970,194)
United States Steel Corp., 6.650%, 06/01/2037, 12/20/2021*	5.00	Quarterly	14.77	USD	4,590	(614,173)	(121,492)	(492,681)
JPMorgan Chase Bank, NA
Intrum AB, 3.125% 07/15/2024, 6/20/2025*	5.00	Quarterly	11.24	EUR	242	(54,096)	(43,220)	(10,876)
Intrum AB, 3.125% 07/15/2024, 6/20/2025*	5.00	Quarterly	11.24	EUR	242	(54,096)	(40,564)	(13,532)

abfunds.com	AB HIGH INCOME FUND | 81

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay)/ Receive	Payment Frequency	Implied Credit Spread at April 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Intrum AB, 3.125% 07/15/2024, 6/20/2025*	5.00%	Quarterly	11.24%	EUR	484	$(108,192)	$(86,439)	$(21,753)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	6,340	(2,061,557)	(802,245)	(1,259,312)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	596	(307,145)	(291,762)	(15,383)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,009	(519,983)	(443,002)	(76,981)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(951,841)	(853,314)	(98,527)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(951,841)	(788,539)	(163,302)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(951,841)	(783,928)	(167,913)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(951,841)	(779,316)	(172,525)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	1,847	(951,841)	(774,705)	(177,136)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,019	(1,040,480)	(755,635)	(284,845)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,019	(1,040,480)	(750,645)	(289,835)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	2,805	(912,093)	(769,612)	(142,481)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	20.78	USD	2,805	(911,625)	(713,686)	(197,939)

						$(138,093,563)	$(60,098,214)	$(77,995,349)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR	33,111	12/20/2020	$7,616,397

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PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2020
Barclays Capital, Inc.†	2,797	USD	(1.00	)%*	—	$2,796,028
Barclays Capital, Inc.†	481	USD	(0.50	)%*	—	480,390
Barclays Capital, Inc.†	2,187	USD	(0.50	)%*	—	2,185,726
Barclays Capital, Inc.†	4,338	USD	(0.50	)%*	—	4,336,757
Barclays Capital, Inc.†	1,536	USD	(0.25	)%*	—	1,535,182
BNP Paribas Americas†	1,483	EUR	(0.55	)%*	—	1,621,189
HSBC Securities (USA) Inc†	17,758	USD	0.13%		—	17,847,072
JPMorgan Chase Bank, NA†	752	USD	(0.25	)%*	—	751,785

						$31,554,129

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2020.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$5,563,385	$	– 0	–	$	– 0	–	$	– 0	–	$5,563,385
Corporates – Investment Grade	1,621,189		– 0	–		– 0	–		– 0	–	1,621,189
Emerging Markets – Sovereigns	2,185,726		– 0	–		– 0	–		– 0	–	2,185,726
Governments – Treasuries	17,847,072		– 0	–		– 0	–		– 0	–	17,847,072
Emerging Markets – Corporate Bonds	4,336,757		– 0	–		– 0	–		– 0	–	4,336,757

Total	$31,554,129	$	– 0	–	$	– 0	–	$	– 0	–	$31,554,129

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, the aggregate market value of these securities amounted to $2,194,211,432 or 49.5% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Non-income producing security.

(f)	Defaulted matured security.

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PORTFOLIO OF INVESTMENTS (continued)

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2020.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.36% of net assets as of April 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-4, Class PT 8.719%, 05/15/2043	03/27/2018	$2,389,257	$2,151,061	0.05%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 8.582%, 06/15/2043	04/25/2018	2,316,389	2,037,641	0.05%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-12, Class PT 14.005%, 06/15/2043	06/26/2018	1,899,699	1,662,182	0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 10.05%, 08/15/2044	06/27/2019	2,396,424	2,088,699	0.05%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 13.234%, 10/17/2044	09/04/2019	2,875,112	2,424,800	0.05%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.885%, 11/15/2044	10/09/2019	2,195,549	1,976,411	0.04%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 9.14%, 03/16/2043	03/07/2018	552,443	489,657	0.01%
Digicel Group One Ltd. 8.25%, 12/30/2022	01/14/2019	8,296,843	4,297,848	0.10%
Dryden CLO Ltd. Series 2018-57A, Class E 6.892%, 05/15/2031	01/26/2018	1,741,000	1,141,078	0.03%
Dryden Senior Loan Fund Series 2017-49A, Class E 7.435%, 07/18/2030	05/23/2017	2,401,653	1,758,933	0.04%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	06/28/2019	22,233,520	6,761,605	0.15%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Exide Technologies (First Lien) 11.00%, 10/31/2024	04/30/2015	$6,486,020	$	– 0	–	0.00%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.303%, 06/15/2045	01/10/2013	6,620,367		3,746,506		0.08%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.987%, 10/25/2025	09/18/2015	6,895,221		5,252,538		0.12%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017	5,397,574		13,703		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017	2,184,113		1,914		0.00%
Liberty Tire Recycling LLC 9.50%, 01/15/2023	01/03/2018	1,008,921		1,008,921		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013	12,955,188		– 0	–	0.00%
Mortgage Insurance-Linked Notes Series 2020-1, Class B1 3.487%, 02/25/2030	04/15/2020	245,233		244,969		0.01%
OZLM Ltd. Series 2018-22A, Class D 6.435%, 01/17/2031	01/31/2018	967,751		494,175		0.01%
Petroleos de Venezuela SA 6.00%, 11/15/2026	04/22/2014	3,368,430		187,500		0.00%
Radnor Re Ltd. Series 2019-2, Class B1 3.187%, 06/25/2029	06/25/2029	419,023		438,280		0.01%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017	1,652,597		815,001		0.02%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 09/25/2028	06/23/2017	3,881,020		655,947		0.01%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 02/25/2026	06/15/2017	3,354,257		686,098		0.02%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 05/25/2026	05/11/2017	6,200,880		1,446,816		0.03%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	8,413,600		1,393,288		0.03%

abfunds.com	AB HIGH INCOME FUND | 85

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	$11,354,952	$3,190,000	0.07%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046	05/04/2016	4,620,637	4,848,527	0.11%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	1,908,000	1,895,326	0.04%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	5,422,347	72,627	0.00%
Venezuela Government International Bond 7.65%, 04/21/2025	04/10/2014	4,606,466	564,060	0.02%
Venezuela Government International Bond 9.00%, 05/07/2023	04/10/2014	139,880	45,730	0.00%
Venezuela Government International Bond 9.25%, 05/07/2028	04/10/2014	1,239,174	127,500	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	07/26/2012	8,550,341	117,576	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	07/26/2012	2,486,550	638,198	0.02%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012	11,383,331	127,940	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.737%, 11/25/2025	09/06/2016	4,399,438	3,372,827	0.08%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.987%, 11/25/2025	09/28/2015	2,655,536	2,066,139	0.05%

(i)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(j)	Convertible security.

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$18,385,445	$382,975	0.01%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020	03/10/2017	14,757,551	2,198,822	0.05%
Mt. Logan Re Ltd.(Preference Shares)	12/30/2014	12,695,000	12,442,741	0.28%
Mt. Logan Re Ltd.(Preference Shares) (Series 4)	04/01/2015	25,000,000	24,977,875	0.56%

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PORTFOLIO OF INVESTMENTS (continued)

(l)	Defaulted.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2020.

(o)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(r)	Inverse interest only security.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2020.

(t)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.

(u)	IO - Interest Only.

(v)

To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(w)	Affiliated investments.

(x)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 87

STATEMENT OF ASSETS & LIABILITIES

April 30, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,103,569,245)	$4,306,130,213
Affiliated issuers (cost $177,857,739)	177,857,739
Cash collateral due from broker	45,513,301
Foreign currencies, at value (cost $33,595,944)	32,351,110
Unaffiliated interest receivable	67,022,498
Receivable for capital stock sold	40,615,177
Unrealized appreciation on forward currency exchange contracts	24,210,266
Unrealized appreciation on total return swaps	7,616,397
Receivable for investment securities sold	6,235,245
Receivable for newly entered credit default swaps	2,502,903
Affiliated dividends receivable	80,155
Receivable for variation margin on futures	14,157
Market value of credit default swaps (net premiums paid $79,670)	6,094

Total assets	4,710,155,255

Liabilities
Market value of credit default swaps (net premiums received $60,177,884)	138,099,657
Payable for investment securities purchased	39,433,669
Payable for reverse repurchase agreements	31,554,129
Cash collateral received from broker	20,205,000
Payable for capital stock redeemed	16,937,767
Unrealized depreciation on forward currency exchange contracts	11,853,234
Due to Custodian	4,142,085
Payable for newly entered credit default swaps	2,916,900
Payable for variation margin on centrally cleared swaps	1,928,094
Advisory fee payable	1,649,672
Dividends payable	763,045
Distribution fee payable	636,590
Transfer Agent fee payable	217,737
Administrative fee payable	24,081
Accrued expenses and other liabilities	3,765,171

Total liabilities	274,126,831

Net Assets	$4,436,028,424

Composition of Net Assets
Capital stock, at par	$650,229
Additional paid-in capital	5,796,255,116
Accumulated loss	(1,360,876,921)

$4,436,028,424

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,020,241,351	149,872,082	$6.81	*

C	$499,704,422	72,553,488	$6.89

Advisor	$2,356,908,277	345,760,305	$6.82

R	$40,414,674	5,938,251	$6.81

K	$72,793,584	10,689,871	$6.81

I	$137,322,223	20,143,010	$6.82

Z	$308,643,893	45,271,640	$6.82

*	The maximum offering price per share for Class A shares was $7.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 89

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $1,118,770)	$163,244,663
Dividends
Unaffiliated issuers	5,677,704
Affiliated issuers	799,406	$169,721,773

Expenses
Advisory fee (see Note B)	12,204,223
Distribution fee—Class A	1,537,034
Distribution fee—Class B	164
Distribution fee—Class C	2,966,271
Distribution fee—Class R	126,570
Distribution fee—Class K	110,547
Transfer agency—Class A	682,986
Transfer agency—Class B	25
Transfer agency—Class C	326,990
Transfer agency—Advisor Class	1,518,721
Transfer agency—Class R	71,062
Transfer agency—Class K	74,481
Transfer agency—Class I	78,953
Transfer agency—Class Z	70,419
Printing	264,901
Custodian	237,882
Registration fees	121,578
Audit and tax	92,475
Administrative	40,861
Directors’ fees	26,857
Legal	20,297
Miscellaneous	93,426

Total expenses before interest expense	20,666,723
Interest expense	381,161

Total expenses	21,047,884
Less: expenses waived and reimbursed by the Adviser (see Note B)	(70,708)

Net expenses		20,977,176

Net investment income		148,744,597

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(2,568,086	)(a)
Forward currency exchange contracts	50,660,791
Futures	(4,389,595)
Swaps	(41,255,569)
Foreign currency transactions	(45,182,420)
Net change in unrealized appreciation/depreciation on:
Investments	(642,916,602	)(b)
Forward currency exchange contracts	26,069,344
Futures	(415,367)
Swaps	(189,341,587)
Foreign currency denominated assets and liabilities	(1,856,931)

Net loss on investment and foreign currency transactions	(851,196,022)

Contributions from Affiliates (see Note B)	3,152

Net Decrease in Net Assets from Operations	$(702,448,273)

(a)	Net of foreign capital gains taxes of $900,080.

(b)	Net of decrease in accrued foreign capital gains taxes of $629,551.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 91

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$148,744,597		$333,315,653
Net realized loss on investment and foreign currency transactions	(42,734,879)		(168,255,572)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(808,461,143)		228,247,731
Contributions from Affiliates (see Note B)	3,152		31,592

Net increase (decrease) in net assets from operations	(702,448,273)		393,339,404
Distributions to Shareholders
Class A	(40,222,478)		(64,612,497)
Class B	(825)		(40,818)
Class C	(16,969,211)		(31,986,029)
Advisor Class	(92,675,478)		(152,419,233)
Class R	(1,551,297)		(2,938,119)
Class K	(2,863,040)		(5,617,251)
Class I	(5,400,282)		(9,124,482)
Class Z	(11,180,883)		(17,263,797)
Return of Capital
Class A	– 0	–	(19,578,715)
Class B	– 0	–	(12,368)
Class C	– 0	–	(9,692,326)
Advisor Class	– 0	–	(46,185,691)
Class R	– 0	–	(890,301)
Class K	– 0	–	(1,702,125)
Class I	– 0	–	(2,764,878)
Class Z	– 0	–	(5,231,232)
Capital Stock Transactions
Net decrease	(311,532,654)		(526,320,297)

Total decrease	(1,184,844,421)		(503,040,755)
Net Assets
Beginning of period	5,620,872,845		6,123,913,600

End of period	$4,436,028,424		$5,620,872,845

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most

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NOTES TO FINANCIAL STATEMENTS (continued)

foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$1,485,218,972		$9,387,118	#	$1,494,606,090
Corporates – Investment Grade		– 0	–	704,391,574		– 0	–	704,391,574
Emerging Markets – Sovereigns		– 0	–	456,592,160		– 0	–	456,592,160
Governments – Treasuries		– 0	–	411,258,792		– 0	–	411,258,792
Collateralized Mortgage Obligations		– 0	–	354,778,215		– 0	–	354,778,215
Bank Loans		– 0	–	294,385,219		44,451,139		338,836,358
Emerging Markets – Corporate Bonds		– 0	–	126,688,712		72,627		126,761,339
Common Stocks		19,492,330		382,975		52,003,787	#	71,879,092
Collateralized Loan Obligations		– 0	–	68,973,556		1,891,725		70,865,281
Commercial Mortgage-Backed Securities		– 0	–	55,399,892		– 0	–	55,399,892
Quasi-Sovereigns		– 0	–	46,747,779		– 0	–	46,747,779
Emerging Markets – Treasuries		– 0	–	41,842,809		– 0	–	41,842,809
Asset-Backed Securities		– 0	–	29,735,788		8,187,150		37,922,938
Investment Companies		34,170,000		– 0	–	– 0	–	34,170,000
Inflation-Linked Securities		– 0	–	15,225,689		– 0	–	15,225,689
Preferred Stocks		5,906,140		– 0	–	5,431,596		11,337,736

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Investments in Securities	Level 1			Level 2		Level 3			Total
Local Governments – US Municipal Bonds	$	– 0	–	$10,562,171		$	– 0	–	$10,562,171
Governments – Sovereign Bonds		– 0	–	5,024,969			0	#	5,024,969
Local Governments – Regional Bonds		– 0	–	1,112,842			– 0	–	1,112,842
Whole Loan Trusts		– 0	–	– 0	–		588,273		588,273
Warrants		151,601		– 0	–		312,493	#	464,094
Rights		– 0	–	– 0	–		45,881		45,881
Short-Term Investments:
Investment Companies		177,857,739		– 0	–		– 0	–	177,857,739
Time Deposits		– 0	–	12,173,087			– 0	–	12,173,087
Governments – Treasuries		– 0	–	3,543,152			– 0	–	3,543,152

Total Investments in Securities		237,577,810		4,124,038,353			122,371,789		4,483,987,952
Other Financial Instruments*:
Assets
Futures		49,938		– 0	–		– 0	–	49,938	†
Forward Currency Exchange Contracts		– 0	–	24,210,266			– 0	–	24,210,266
Centrally Cleared Credit Default Swaps		– 0	–	10,836,075			– 0	–	10,836,075	†
Credit Default Swaps		– 0	–	6,094			– 0	–	6,094
Total Return Swaps		– 0	–	7,616,397			– 0	–	7,616,397
Liabilities
Futures		(31,500)		– 0	–		– 0	–	(31,500	)†
Forward Currency Exchange Contracts		– 0	–	(11,853,234)			– 0	–	(11,853,234)
Centrally Cleared Credit Default Swaps		– 0	–	(50,651,380)			– 0	–	(50,651,380	)†
Credit Default Swaps		– 0	–	(138,099,657)			– 0	–	(138,099,657)
Reverse Repurchase Agreements		(31,554,129)		– 0	–		– 0	–	(31,554,129)

Total		$206,042,119		$3,966,102,914			$122,371,789		$4,294,516,822

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds		Common Stocks#
Balance as of 10/31/19	$32,908,573		$52,206,132		$61,746			$62,796,850
Accrued discounts/ (premiums)	84,192		36,662		(719,732)			– 0	–
Realized gain (loss)	(18,765,213)		2,578		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(509,343)		(8,705,813)		375,954			773,230
Purchases/Payups	1,737,153		5,152,812		354,659			6,143,629
Sales	(6,068,244)		(199,742)		– 0	–		(17,709,922)
Transfers into level 3	– 0	–	15,382,721		– 0	–		– 0	–
Transfers out of level 3	– 0	–	(19,424,211)		– 0	–		– 0	–

Balance as of 04/30/20	$9,387,118		$44,451,139		$72,627			$52,003,787

Net change in unrealized appreciation/depreciation frominvestments held as of 04/30/20**	$(18,809,737)		$(8,695,755)		$241			$(8,472,681)

	Collateralized Loan Obligations		Asset- Backed Securities		Preferred Stocks		Governments - Sovereign Bonds#
Balance as of 10/31/19	$4,535,367		$50,991,289		$4,967,032		$	– 0	–
Accrued discounts/ (premiums)	38		147,882		– 0	–		– 0	–
Realized gain (loss)	– 0	–	688,568		(254)			– 0	–
Change in unrealized appreciation/depreciation	(38)		(6,796,730)		– 0	–		– 0	–
Purchases	1,891,725		– 0	–	594,717			– 0	–
Sales/Paydowns	– 0	–	(4,334,469)		(129,899)			– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3	(4,535,367)		(32,509,390)		– 0	–		– 0	–

Balance as of 04/30/20	$1,891,725		$8,187,150		$5,431,596		$	– 0	–

Net change in unrealized appreciation/depreciation frominvestments held as of 04/30/20**	$(38)		$(6,690,111)		$ – 0	–	$	– 0	–

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	Whole Loan Trusts		Warrants#		Rights			Total
Balance as of 10/31/19	$1,391,396		$663,907		$	– 0	–	$210,522,292
Accrued discounts/ (premiums)	– 0	–	– 0	–		– 0	–	(450,958)
Realized gain (loss)	26,293		– 0	–		– 0	–	(18,048,028)
Change in unrealized appreciation/depreciation	(488,295)		(351,414)			6,423		(15,696,026)
Purchases/Payups	– 0	–	– 0	–		– 0	–	15,874,695
Sales/Paydowns	(341,121)		– 0	–		– 0	–	(28,783,397)
Transfers into level 3	– 0	–	– 0	–		39,458		15,422,179
Transfers out of level 3	– 0	–	– 0	–		– 0	–	(56,468,968)

Balance as of 04/30/20	$588,273		$312,493			$45,881		$122,371,789+

Net change in unrealized appreciation/depreciation frominvestments held as of 04/30/20**	$(562,237)		$(351,413)			$6,423		$(43,575,308)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+

An amount of $19,424,211, $4,535,367 and $32,509,390 for Bank Loans, Collateralized Loan Obligations and Asset-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s of Level 3 investments at April 30, 2020. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/20			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$6,761,605		Discounted Cash Flow	Discount Rate on Future Cash Flows	21.7%
		$1,616,592		Recovery Analysis	Collateral Value	$85.10
		$1,008,921		Qualitative Assessment	Par Value	$100.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$9,387,118

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	Fair Value at 04/30/20			Valuation Technique	Unobservable Input	Input

Common Stocks		$24,977,875		Market Approach	NAV Equivalent	$999.12
		$12,442,741		Market Approach	NAV Equivalent	$980.13
		$1,216,888		Market Approach	EBITDA* Projection	$497mm
					EBITDA* Multiples	14.2X
		$965,529		Market Approach	EBITDA* Projection	$51.1mm
					EBITDA* Multiples	6.7X
		$682,709		Market Approach	10% Haircut to Last	$5.29
					Traded Price
		$5		Qualitative Assessment		$0.00
		$5		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$40,285,752

Preferred Stocks		$5,431,596		Market Approach	EBITDA* Projection	$497mm
					EBITDA* Multiples	14.2X

Governments – Sovereign Bonds	$	– 0	–	Qualitative Assessment		$0.00

Whole Loan Trusts		$588,273		Recovery Analysis	Cumulative Loss	35%

Warrants.		$312,493		Option Pricing Model	Exercise Price	$1.85

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, Par Value, NAV Equivalent, Last Traded Price, Exercise Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate on Future Cash Flows and Cumulative Loss in isolation would be expected to result in a significant lower (higher) fair value measurement.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the

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identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2020, the reimbursement for such services amounted to $40,861.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $827,759 for the six months ended April 30, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $68,734 from the sale of Class A shares and received $16,730 and $19,357 in contingent deferred sales charges imposed upon

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redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2020, such waiver amounted to $70,708.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2020 is as follows:

Fund	Market Value 10/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$269,142	$1,004,667	$1,095,951	$177,858	$799

During the six months ended April 30, 2020 and the year ended October 31, 2019, the Adviser reimbursed the Fund $3,152 and $31,592, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA

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retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,688,300, $19,425,456, $1,210,703 and $1,283,465 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,037,053,839	$811,125,840
U.S. government securities	18,266,201	495,487,262

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$146,053,956
Gross unrealized depreciation.	(1,096,082,439)

Net unrealized depreciation	$(950,028,483)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended April 30, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2020, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended April 30, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$49,938	*	Receivable/Payable for variation margin on futures	$31,500	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	24,210,266		Unrealized depreciation on forward currency exchange contracts	11,853,234

Credit contracts	Unrealized appreciation on total return swaps	7,616,397

Credit contracts	Market value of credit default swaps	6,094		Market value of credit default swaps	138,099,657

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	14,564,734	*	Receivable/Payable for variation margin on centrally cleared swaps	109,150,703	*

Total		$46,447,429			$259,135,094

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$(4,389,595)	$(415,367)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(821,646)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$50,660,791	$26,069,344

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(41,255,569)	(189,341,587)

Total		$4,193,981	$(163,687,610)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$178,024,246
Average notional amount of sale contracts	$996,442,536

Credit Default Swaps:
Average notional amount of sale contracts	$298,811,287

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$311,364,571
Average principal amount of sale contracts	$997,768,250

Futures:
Average notional amount of buy contracts	$21,782,875	(a)
Average notional amount of sale contracts	$80,309,427

Total Return Swaps:
Average notional amount	$29,008,827

Purchased Swaptions:
Average notional amount	$165,520,000	(b)

(a)	Positions were open for one month during the reporting period.

(b)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and

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liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$1,505,324	$(266,914)		$(780,000)		$	– 0	–	$458,410
BNP Paribas SA	10,186,656	– 0	–	(10,186,656)			– 0	–	– 0	–
Credit Suisse International	110,727	(110,727)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	7,616,397	(7,616,397)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securties, LLC	390,541	(390,541)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	11,054,413	(11,054,413)		– 0	–		– 0	–	– 0	–
UBS AG	968,699	(968,699)		– 0	–		– 0	–	– 0	–

Total	$31,832,757	$(20,407,691)		$(10,966,656)		$	– 0	–	$458,410	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$266,914	$(266,914)		$ – 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	1,617,723	– 0	–	– 0	–		– 0	–	1,617,723
Brown Brothers Harriman & Co.	16,308	– 0	–	– 0	–		– 0	–	16,308
Citibank, NA.	27,910,895	– 0	–	(27,884,526)			– 0	–	26,369
Credit Suisse International	28,315,112	(110,727)		– 0	–		(28,204,385)		– 0	–
Deutsche Bank AG	778,774	– 0	–	– 0	–		(778,774)		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	71,121,737	(7,616,397)		– 0	–		(63,505,340)		– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
HSBC Bank USA	$1,388,311	$	– 0	–	$	– 0	–	$(1,388,311)		$	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securties, LLC.	4,429,329		(390,541)			– 0	–	(3,978,041)			60,747
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	12,075,186		(11,054,413)			– 0	–	(1,020,773)			– 0	–
UBS AG	2,032,602		(968,699)			– 0	–	– 0	–		1,063,903

Total	$149,952,891		$(20,407,691)			$(27,884,526)		$(98,875,624)			$2,785,050	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a

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reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2020, the average amount of reverse repurchase agreements outstanding was $49,158,561 and the daily weighted average interest rate was (0.10)%. During the period, the Fund received net interest payments from counterparties. At April 30, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $31,554,129 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$11,334,083	$(11,334,083)	$	– 0	–
BNP Paribas Americas	1,621,189	(1,566,927)		54,262
HSBC Securities (USA) Inc.	17,847,072	(17,190,740)		656,332
JPMorgan Chase Bank, NA	751,785	(708,183)		43,602

	$31,554,129	$(30,799,933)		$754,196

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the

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borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2020, the Fund had no unfunded loan commitments outstanding.

As of April 30, 2020, the Fund had no bridge loan commitments outstanding.

During the six months ended April 30, 2020, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class A
Shares sold	16,202,256	34,484,458	$123,421,156	$279,491,371

Shares issued in reinvestment of dividends	3,275,096	6,531,547	25,167,333	53,010,534

Shares converted from Class B	104,386	41,441	855,964	335,581

Shares converted from Class C	2,255,127	9,247,679	17,712,035	75,579,599

Shares redeemed	(34,241,903)	(53,905,912)	(264,274,096)	(436,047,880)

Net decrease	(12,405,038)	(3,600,787)	$(97,117,608)	$(27,630,795)

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Shares	Amount
Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class B
Shares sold	4	11,597	$38	$94,709

Shares issued in reinvestment of dividends	– 0	–	6,407	– 0	–	52,409

Shares converted to Class A	(103,502)	(41,080)	(855,964)	(335,581)

Shares redeemed	– 0	–	(13,824)	– 0	–	(112,716)

Net decrease	(103,498)	(36,900)	$(855,926)	$(301,179)

Class C
Shares sold	6,198,305	6,829,548	$46,319,801	$56,130,894

Shares issued in reinvestment of dividends	1,205,181	2,770,681	9,337,964	22,727,630

Shares converted to Class A	(2,228,565)	(9,138,554)	(17,712,035)	(75,579,599)

Shares redeemed	(10,952,394)	(24,359,491)	(84,576,559)	(198,992,619)

Net decrease	(5,777,473)	(23,897,816)	$(46,630,829)	$(195,713,694)

Advisor Class
Shares sold	120,333,797	193,790,462	$881,204,158	$1,571,793,503

Shares issued in reinvestment of dividends	7,033,296	14,597,426	54,243,674	118,661,726

Shares redeemed	(144,522,526)	(236,255,241)	(1,106,057,813)	(1,911,319,429)

Net decrease	(17,155,433)	(27,867,353)	$(170,609,981)	$(220,864,200)

Class R
Shares sold	718,224	1,418,731	$5,606,889	$11,494,095

Shares issued in reinvestment of dividends	204,103	469,784	1,565,954	3,810,256

Shares redeemed	(1,972,698)	(3,431,556)	(15,223,527)	(27,774,790)

Net decrease	(1,050,371)	(1,543,041)	$(8,050,684)	$(12,470,439)

Class K
Shares sold	1,242,837	1,903,243	$9,656,686	$15,469,421

Shares issued in reinvestment of dividends	372,095	901,710	2,854,165	7,316,240

Shares redeemed	(4,368,417)	(4,346,608)	(34,349,297)	(35,228,609)

Net decrease	(2,753,485)	(1,541,655)	$(21,838,446)	$(12,442,948)

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	Shares		Amount
	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (unaudited)	Year Ended October 31, 2019

Class I
Shares sold	2,637,149	4,109,541	$20,428,370	$33,366,973

Shares issued in reinvestment of dividends	689,911	1,397,944	5,291,509	11,356,613

Shares redeemed	(3,606,739)	(8,749,503)	(27,546,056)	(70,836,826)

Net decrease	(279,679)	(3,242,018)	$(1,826,177)	$(26,113,240)

Class Z
Shares sold	12,484,497	14,232,950	$93,103,088	$115,291,143

Shares issued in reinvestment of dividends	1,466,790	2,680,918	11,232,475	21,781,197

Shares redeemed	(8,975,019)	(20,760,467)	(68,938,566)	(167,856,142)

Net increase (decrease)	4,976,268	(3,846,599)	$35,396,997	$(30,783,802)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

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Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore,

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2020.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2020 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$284,002,226	$408,056,834

Total taxable distributions paid	284,002,226	408,056,834
Return of Capital	86,057,636	61,668,670

Total distributions paid	$370,059,862	$469,725,504

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(307,586,057	)(a)
Unrealized appreciation/(depreciation)	(153,863,951	)(b)

Total accumulated earnings/(deficit)	$(461,450,008	)(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $304,599,034. As of October 31, 2019, the cumulative deferred loss on straddles was $2,987,023.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the amortization on callable bonds.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $75,646,308 and a net long-term capital loss carryforward of $228,952,726, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.40

Income From Investment Operations

Net investment income(a)	.22	(b)	.47	(b)	.50	(b)	.45	(b)	.48	(b)	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		.11		(.71)		.34		.27		(.69)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.12)		.58		(.21)		.79		.75		(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.26)		(.41)		(.49)		(.53)		(.60)		(.64)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.12)		(.07)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(.53)		(.56)		(.53)		(.60)		(.72)

Net asset value, end of period	$ 6.81		$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50

Total Return

Total investment return based on net asset value(d)	(14.00)%		7.33%		(2.51)%		9.30%		9.41	%*	(1.98)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,020,241		$1,329,150		$1,350,517		$1,869,052		$2,061,177		$2,059,111

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.88	%(f)	.87%		.84%		.81%		.84%		.90%

Expenses, before waivers/reimbursements(e)†	.88	%(f)	.88%		.85%		.82%		.85%		.90%

Net investment income	5.76	%(b)(f)	5.82	%(b)	5.86	%(b)	5.15	%(b)	5.75	%(b)	5.77%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.29		$ 8.24		$ 9.01		$ 8.75		$ 8.60		$ 9.51

Income From Investment Operations

Net investment income(a)	.19	(b)	.41	(b)	.44	(b)	.39	(b)	.42	(b)	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.36)		.10		(.72)		.33		.27		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.17)		.51		(.28)		.72		.69		(.25)

Less: Dividends and Distributions

Dividends from net investment income	(.23)		(.35)		(.43)		(.46)		(.54)		(.58)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.11)		(.06)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.46)		(.49)		(.46)		(.54)		(.66)

Net asset value, end of period	$ 6.89		$ 8.29		$ 8.24		$ 9.01		$ 8.75		$ 8.60

Total Return

Total investment return based on net asset value(d)	(14.39)%		6.43%		(3.21)%		8.37%		8.50	%*	(2.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$499,704		$649,108		$842,095		$1,139,390		$1,298,312		$1,283,192

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.62	%(f)	1.62%		1.59%		1.56%		1.58%		1.60%

Expenses, before waivers/reimbursements(e)†	1.63	%(f)	1.62%		1.59%		1.56%		1.58%		1.60%

Net investment income	4.84	%(b)(f)	5.00	%(b)	5.04	%(b)	4.33	%(b)	4.94	%(b)	5.00%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Income From Investment Operations

Net investment income(a)	.23	(b)	.49	(b)	.52	(b)	.48	(b)	.49	(b)	.54

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		.11		(.71)		.33		.28		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.11)		.60		(.19)		.81		.77		(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.42)		(.50)		(.55)		(.62)		(.67)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.13)		(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		(.55)		(.58)		(.55)		(.62)		(.75)

Net asset value, end of period	$ 6.82		$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51

Total Return

Total investment return based on net asset value(d)	(13.87)%		7.58%		(2.26)%		9.56%		9.69	%*	(1.78)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,356,908		$2,976,343		$3,185,833		$4,351,171		$3,828,042		$2,362,066

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.63	%(f)	.62%		.59%		.56%		.58%		.60%

Expenses, before waivers/reimbursements(e)†	.63	%(f)	.63%		.60%		.57%		.58%		.60%

Net investment income	5.87	%(b)(f)	6.05	%(b)	6.10	%(b)	5.38	%(b)	5.87	%(b)	6.05%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.19		$ 8.14		$ 8.90		$ 8.64		$ 8.49		$ 9.40

Income From Investment Operations

Net investment income(a)	.21	(b)	.44	(b)	.47	(b)	.42	(b)	.45	(b)	.48

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.35)		.10		(.71)		.33		.27		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.14)		.54		(.24)		.75		.72		(.22)

Less: Dividends and Distributions

Dividends from net investment income	(.24)		(.38)		(.45)		(.49)		(.57)		(.61)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.11)		(.07)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)		(.49)		(.52)		(.49)		(.57)		(.69)

Net asset value, end of period	$ 6.81		$ 8.19		$ 8.14		$ 8.90		$ 8.64		$ 8.49

Total Return

Total investment return based on net asset value(d)	(14.18)%		6.89%		(2.80	)%^	8.88	%^	9.01	%*	(2.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,415		$57,226		$69,442		$87,602		$86,059		$76,876

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.30	%(f)	1.28%		1.26%		1.20%		1.22%		1.27%

Expenses, before waivers/reimbursements(e)†	1.30	%(f)	1.28%		1.26%		1.21%		1.22%		1.27%

Net investment income	5.25	%(b)(f)	5.43	%(b)	5.47	% (b)	4.77	%(b)	5.39	%(b)	5.41%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50		$ 9.41

Income From Investment Operations

Net investment income(a)	.22	(b)	.47	(b)	.50	(b)	.45	(b)	.48	(b)	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		.10		(.72)		.33		.27		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.12)		.57		(.22)		.78		.75		(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.26)		(.40)		(.48)		(.52)		(.60)		(.64)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.12)		(.07)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(.52)		(.55)		(.52)		(.60)		(.72)

Net asset value, end of period	$ 6.81		$ 8.19		$ 8.14		$ 8.91		$ 8.65		$ 8.50

Total Return

Total investment return based on net asset value(d)	(14.03)%		7.25%		(2.58)%		9.22%		9.41	%*	(2.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$72,794		$110,135		$122,030		$126,399		$106,841		$95,294

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.94	%(f)	.94%		.91%		.89%		.85%		.94%

Expenses, before waivers/reimbursements(e)†	.94	%(f)	.94%		.91%		.89%		.85%		.94%

Net investment income	5.60	%(b)(f)	5.76	%(b)	5.83	%(b)	5.08	%(b)	5.75	%(b)	5.74%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Income From Investment Operations

Net investment income(a)	.23	(b)	.50	(b)	.53	(b)	.48	(b)	.50	(b)	.54

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		.10		(.72)		.33		.28		(.70)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.11)		.60		(.19)		.81		.78		(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.42)		(.50)		(.55)		(.63)		(.67)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.13)		(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		(.55)		(.58)		(.55)		(.63)		(.75)

Net asset value, end of period	$ 6.82		$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51

Total Return

Total investment return based on net asset value(d)	(13.87)%		7.61%		(2.23)%		9.60%		9.74	%*	(1.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$137,322		$167,518		$192,941		$276,909		$294,693		$277,654

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.62	%(f)	.60%		.56%		.52%		.53%		.54%

Expenses, before waivers/reimbursements(e)†	.62	%(f)	.60%		.56%		.53%		.53%		.54%

Net investment income	5.94	%(b)(f)	6.09	%(b)	6.15	%(b)	5.43	%(b)	6.06	%(b)	6.11%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

abfunds.com	AB HIGH INCOME FUND | 131

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2020 (unaudited)		Year Ended October 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51		$ 9.42

Income From Investment Operations

Net investment income(a)	.23	(b)	.50	(b)	.54	(b)	.49	(b)	.50	(b)	.55

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		.10		(.73)		.32		.28		(.71)

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Capital Contributions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.11)		.60		(.19)		.81		.78		(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.27)		(.42)		(.50)		(.55)		(.63)		(.67)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.08)

Return of capital	– 0	–	(.13)		(.08)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		(.55)		(.58)		(.55)		(.63)		(.75)

Net asset value, end of period	$ 6.82		$ 8.20		$ 8.15		$ 8.92		$ 8.66		$ 8.51

Total Return

Total investment return based on net asset value(d)	(13.85)%		7.68%		(2.18)%		9.62%		9.76	%*	(1.72)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$308,644		$330,538		$359,903		$236,247		$112,852		$77,916

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.56	%(f)	.54%		.52%		.50%		.51%		.53%

Expenses, before waivers/reimbursements(e)†	.57	%(f)	.54%		.52%		.50%		.51%		.53%

Net investment income	6.01	%(b)(f)	6.16	%(b)	6.27	%(b)	5.47	%(b)	6.07	%(b)	6.15%

Portfolio turnover rate	22%		49%		35%		51%		45%		53%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%		.00%		.00%		.00%		.00%

See footnote summary on page 133.

132 | AB HIGH INCOME FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2020 (unaudited)(f)	Year Ended October 31,
		2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.86%	.85%	.82%	.81%	.84%	.88%
Before waivers/reimbursements	.86%	.86%	.83%	.82%	.85%	.88%
Class C
Net of waivers/reimbursements	1.60%	1.60%	1.57%	1.56%	1.58%	1.58%
Before waivers/reimbursements	1.61%	1.60%	1.57%	1.56%	1.58%	1.58%
Advisor Class
Net of waivers/reimbursements	.61%	.60%	.57%	.56%	.58%	.58%
Before waivers/reimbursements	.61%	.61%	.58%	.57%	.58%	.58%
Class R
Net of waivers/reimbursements	1.28%	1.26%	1.24%	1.20%	1.22%	1.25%
Before waivers/reimbursements	1.28%	1.26%	1.24%	1.21%	1.22%	1.25%
Class K
Net of waivers/reimbursements	.92%	.92%	.89%	.89%	.85%	.92%
Before waivers/reimbursements	.92%	.92%	.89%	.89%	.85%	.92%
Class I
Net of waivers/reimbursements	.60%	.58%	.54%	.52%	.53%	.52%
Before waivers/reimbursements	.60%	.58%	.54%	.53%	.53%	.52%
Class Z
Net of waivers/reimbursements	.54%	.52%	.50%	.50%	.51%	.51%
Before waivers/reimbursements	.55%	.52%	.50%	.50%	.51%	.51%

(f)	Annualized.

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 133

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Douglas J. Peebles(2)(3), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. Distenfeld, Peebles, Sheridan and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

3	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2019 (the “Meeting”.)*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

abfunds.com	AB HIGH INCOME FUND | 137

distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were above the last breakpoint

abfunds.com	AB HIGH INCOME FUND | 139

level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of economies of scale. The directors also informed the Adviser that they would continue to monitor the Fund’s asset levels and consider whether additional breakpoints should be imposed in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB HIGH INCOME FUND | 141

NOTES

142 | AB HIGH INCOME FUND	abfunds.com

NOTES

abfunds.com	AB HIGH INCOME FUND | 143

NOTES

144 | AB HIGH INCOME FUND	abfunds.com

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0152-0420

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2020